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                                                                    Exhibit 10.8


                  AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION

            STANDARD INDUSTRIAL/COMMERCIAL SINGLE-TENANT LEASE-NET
               (DO NOT USE THIS FORM FOR MULTI-TENANT PROPERTY)

1.   BASIC PROVISIONS ("BASIC PROVISIONS")

     1.1 PARTIES: This Lease ("LEASE"), dated for reference purposes only, February 26, 1999, is made by and between PlyProperties, a partnership
-----------------                         ----------------------------
("LESSOR") and TheraSense Inc., a California corporation ("LESSEE"),
               -----------------------------------------
(collectively the "PARTIES", or individually a "PARTY").

     1.2 PREMISES: That certain real property, including all improvements therein or to be provided by Lessor under the terms of this Lease, and commonly known by the street address of 1360-1380 South Loop Road, Alameda located in the
                               ----------------------------------
County of Alameda State of California and generally described as (describe
          -------          ----------
briefly the nature of the property) that certain 7.5 acre real property, shown
                                    ------------------------------------------
outlined in red on Exhibit "A" hereto, together with the improvements thereon
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which presently include a 54,475 square foot, one-story manufacturing/R & D
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industrial building ("PREMISES"). (See Paragraph 2 for further provisions.)
-------------------

     1.3  TERM: Ten (10) years and 0 months ("ORIGINAL TERM") commencing May 1,
                --------           -                                     ------
1999 ("COMMENCEMENT DATE") and ending April 30, 2009 ("EXPIRATION DATE"). (See
----                                  --------------
Paragraph 3 for further provisions.)

     1.4  EARLY POSSESSION: see paragraph 49.c. ("EARLY POSSESSION DATE"). (See
                            -------------------
Paragraphs 3.2 and 3.3 for further provisions.)

     1.5  BASE RENT: $ 62,500.00 per month ("BASE RENT"), payable on the first
                       ---------                                         -----
day of each month commencing May 1, 1999 (commencement date of Lease) See also
                             -------------------------------------------------
paragraph 49.c. (See Paragraph 4 for further provisions.) [X] If this box is
---------------
checked, there are provisions in this Lease for the Base Rent to be adjusted.

     1.6  BASE RENT PAID UPON EXECUTION: $0 as Base Rent for the period_________
_______________________________________________________________________________.

     1.7  SECURITY DEPOSIT: $ 62,500.00 ("SECURITY DEPOSIT"). (See Paragraph 5
                              ---------
for further provisions.)

     1.8  PERMITTED USE: Corporate administration, sales, research and
                         ---------------------------------------------
development, and sensor manufacturing, and related uses (See Paragraph 6 for
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further provisions.)

     1.9 INSURING PARTY: Lessor is the "INSURING PARTY" unless otherwise stated herein. (See Paragraph 8 for further provisions.)

     1.10 REAL ESTATE BROKERS: The following real estate brokers (collectively, the "BROKERS") and brokerage relationships exist in this transaction and are consented to by the Parties (check applicable boxes): John H. McManus, Grubb &
                                                      ------------------------
Ellis represents [_] Lessor exclusively ("LESSOR'S BROKER"); [X] both Lessor and
-----
Lessee, and __________________________________________________________________
represents [_] Lessee exclusively ("LESSEE'S BROKER"); [X] both Lessee and Lessor. (See Paragraph 15 for further provisions.)

     1.11 GUARANTOR. The obligations of the Lessee under this Lease are to be guaranteed by _________________________________________________ ("GUARANTOR").
(See Paragraph 37 for further provisions.)

     1.12 ADDENDA. Attached hereto is an Addendum or Addenda consisting of Paragraphs 49 through 63 and Exhibits "A", "B" (4 pages), and "C" all of which
           --         --              ---  ----------------------
constitute a part of this Lease.

2.   PREMISES.

     2.1 LETTING. Lessor hereby leases to Lessee, and Lessee hereby leases from Lessor, the Premises, for the term, at the rental, and upon all of the terms, covenants and conditions set forth in this Lease. Unless otherwise provided herein, any statement of square footage set forth in this Lease, or that may have been used in calculating rental, is an approximation which Lessor and Lessee agree is reasonable and the rental based thereon is not subject to revision whether or not the actual square footage is more or less.

     2.2 CONDITION. Lessor shall deliver the Premises to Lessee clean and free of debris on the Commencement Date and warrants to Lessee that the existing plumbing, fire sprinkler system, lighting, air conditioning, heating, and loading doors, if any, in the Premises, other than those constructed by Lessee, shall be in good operating condition on the Commencement Date. If a non-compliance with said warranty exists as of the Commencement Date, Lessor shall, except as otherwise provided in this Lease, promptly after receipt of written notice from Lessee setting forth with specificity the nature and extent of such non-compliance, rectify same at Lessor's expense.

     2.3 COMPLIANCE WITH COVENANTS, RESTRICTIONS AND BUILDING CODE. Lessor warrants to Lessee that the improvements on the Premises comply with all applicable covenants or restrictions of record and applicable building codes, regulations and ordinances in effect on the Commencement Date. Said warranty does not apply to the use to which Lessee will put the Premises or to any Alterations or Utility Installations (as defined in Paragraph 7.3(a)) made or to be made by Lessee. If the Premises do not comply with said warranty, Lessor shall, except as otherwise provided in this Lease, promptly after receipt of written notice from Lessee setting forth with specificity the nature and extent of such non-compliance, rectify the same at Lessor's expense.

     2.4 ACCEPTANCE OF PREMISES. Lessee hereby acknowledges: (a) that it has been advised by the Brokers to satisfy itself with respect to the condition of the Premises (including but not limited to the electrical and fire sprinkler systems, security, environmental aspects, compliance with Applicable Law, as defined in Paragraph 6.3) and the present and future suitability of the Premises for Lessee's intended use, (b) that Lessee has made such investigation as it deems necessary with reference to such matters and assumes all responsibility therefor as the same relate to Lessee's occupancy of the Premises and/or the term of this Lease, and (c) that neither Lessor, nor any of Lessor's agents, has made any oral or written representations or warranties with respect to the said matters other than as set forth in this Lease.

3.   TERM.

     3.1 TERM. The Commencement Date, Expiration Date and Original Term of this Lease are as specified in Paragraph 1.3.

     3.2  EARLY POSSESSION.

                                 See paragraph 49.c.

                                                Initials /s/ Signature Illegible

NET                                           PAGE 1     /s/ Signature Illegible

(C) 1990 - AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION       FORM 204N-R-12/91

     3.3 DELAY IN POSSESSION. If for any reason Lessor cannot deliver possession of the Premises to Lessee as agreed herein by the Early Possession Date, if one is specified in Paragraph 1.4, or, if no Early Possession Date is specified, by the Commencement Date, Lessor shall not be subject to any liability therefor, nor shall such failure affect the validity of this Lease, or the obligations of Lessee hereunder, or extend the term hereof, but in such case, Lessee shall not, except as otherwise provided herein, be obligated to pay rent or perform any other obligation of Lessee under the terms of this Lease until Lessor delivers possession of the Premises to Lessee. See paragraph 49.

4.   RENT. See also paragraph 50.

     4.1 BASE RENT. Lessee shall cause payment of Base Rent and other rent or charges, as the same may be adjusted from time to time, to be received by Lessor in lawful money of the United States, without offset or deduction, on or before the day on which it is due under the terms of this Lease. Base Rent and all other rent and charges for any period during the term hereof which is for less than one (1) full calendar month shall be prorated based upon the actual number of days of the calendar month involved. Payment of Base Rent and other charges shall be made to Lessor at its address stated herein or to such other persons or at such other addresses as Lessor may from time to time designate in writing to Lessee.

5. SECURITY DEPOSIT. Lessee shall deposit with Lessor upon execution hereof the Security Deposit set forth in Paragraph 1.7 as security for Lessee's faithful performance of Lessee's obligations under this Lease. If Lessee is in breach under this Lease (as defined in Paragraph 13.1), Lessor may use, apply or retain all or any portion of said Security Deposit for the payment of any amount due Lessor or to reimburse or compensate Lessor for any liability, cost, expense, loss or damage (including attorney's fees) which Lessor may suffer or incur by reason thereof. If Lessor uses or applies all or any portion of said Security Deposit, Lessee shall within ten (10) days after written request therefor deposit moneys with Lessor sufficient to restore said Security Deposit to the full amount required by this Lease. shall not be required to keep all or any part of the Security Deposit separate from its general accounts. Lessor shall, at the expiration or earlier termination of the term hereof and after has vacated the Premises, return to Lessee (or, at Lessor's option, to the last assignee, if any, of Lessee's interest herein), that portion of the Security Deposit not used or applied by Lessor. Unless otherwise expressly agreed in writing by Lessor, no part of the Security Deposit shall be considered to be held in trust, to bear interest or other increment for its use, or to be prepayment for any moneys to be paid by Lessee under this Lease.

See also paragraph 57.

6.   USE.

     6.1 USE. Lessee shall use and occupy the Premises only for the purposes set forth in Paragraph 1.8, or any other use which is comparable thereto, and for no other purpose. Lessee shall not use or permit the use of the Premises in a manner that creates waste or a nuisance, or that disturbs owners and/or occupants of, or causes damage to, neighboring premises or properties. Lessor hereby agrees to not unreasonably withhold or delay its consent to any written request by Lessee, Lessees assignees or subtenants, and by prospective assignees and subtenants of the Lessee, its assignees and subtenants, for a modification of said permitted purpose for which the premises may be used or occupied, so long as the same will not impair the structural integrity of the improvements on the Premises, the mechanical or electrical systems therein, is not significantly more burdensome to the Premises and the improvements thereon, and is otherwise permissible pursuant to this Paragraph 6. If Lessor elects to withhold such consent, Lessor shall within five (5) business days give a written notification of same, which notice shall include an explanation of Lessor's reasonable objections to the change in use. See para. 58.

     6.2  HAZARDOUS SUBSTANCES. See also paragraphs 53 and 59.

          (a) REPORTABLE USES REQUIRE CONSENT. The term "HAZARDOUS SUBSTANCE" as used in this Lease shall mean any product, substance, chemical, material or waste whose presence, nature, quantity and/or intensity of existence, use, manufacture, disposal, transportation, spill, release or effect is either: (i) potentially injurious to the public health, safety or welfare, the environment or the Premises, (ii) regulated or monitored by any governmental authority, or (iii) a basis for liability of Lessor to any governmental agency or third party under any applicable statute or common law theory. Hazardous Substance shall include, but not be limited to asbestor containing materials hydrocarbons, petroleum, gasoline, crude oil or any products, by-products or fractions thereof. Lessee shall not engage in any activity in, on or about the Premises which constitutes a Reportable Use (as hereinafter defined) of Hazardous Substances and compliance in a timely manner (at Lessee's sole cost and expense) with all Applicable Law (as defined in Paragraph 6.3). "REPORTABLE USE" shall mean (i) the installation or use of any above or below ground storage tank, (ii) the generation, possession, storage, use, transportation, or disposal of a Hazardous Substance that requires a permit from, or with respect to which a report, notice, registration or business plan is required to be filed with, any governmental authority. Reportable Use shall also include Lessee's being responsible for the presence in, on or about the Premises of a Hazardous Substance with respect to which any Applicable Law requires that a notice be given to persons entering of occupying the Premises or neighboring properties. Lessee may, without Lessor's prior consent, but in compliance with all Applicable Law, use any ordinary and customary materials reasonably required to be used by Lessee in the normal course of Lessee's business permitted on the Premises,

          (b) DUTY TO INFORM LESSOR. If Lessee knows, or has reasonable cause to believe, that a Hazardous Substance, or a condition involving or resulting from same, has come to be located in, on, under or about the Premises, in violation of Applicable Requirement, Lessee shall immediately give written notice of such fact to Lessor. Lessee shall also immediately give Lessor a copy of any statement, report, notice, registration, application, permit, business plan, license, claim, action or proceeding given to, or received from, any governmental authority or private party, or persons entering or occupying the Premises, concerning the presence, spill, release, discharge of, or exposure to, any Hazardous Substance or contamination in, on, or about the Premises, including but not limited to all such documents as may be involved in any Reportable Uses involving the Premises.

          (c) INDEMNIFICATION. Lessee shall indemnify, protect, defend and hold Lessor, its agents, employees, tenders and ground lessor, if any, and the Premises, harmless from and against any and all loss of rents and/or damages, liabilities, judgments, costs, claims, liens, expenses, penalties, permits and attorney's and consultant's fees arising out of or involving any Hazardous Substance released or emitted onto the Premises by or for Lessee or under Lessee's control. Lessee's obligations under this Paragraph 6 shall include, but not be limited to, the effects of any contamination or injury to person, property or the environment created or suffered by Lessee, and the cost of investigation (including consultant's and attorney's fees and testing), removal, remediation, restoration and/or abatement thereof, or of any contamination therein involved, and shall survive the expiration or earlier termination of this Lease. No termination, cancellation or release agreement entered into by Lessor and Lessee shall release Lessee from its obligations under this Lease with respect to Hazardous Substances or storage tanks, unless specifically so agreed by Lessor in writing at the time of such agreement.

     6.3 LESSEE'S COMPLIANCE WITH LAW. Except as otherwise provide in the Lease, Lessee, shall, at Lessee's sole cost and expense, fully, diligently and in a timely manner, comply with all "APPLICABLE LAW," which term is used in this Lease to include all laws, rules, regulations, ordinances, directives, covenants, easements and restrictions of record, permits, the requirements of any applicable fire insurance underwriter or rating bureau, relating in any manner to the Premises excluding changes required to the foundation sidewalls on roof (including but not limited to matters pertaining to (i) industrial hygiene, (ii) environmental conditions on, in, under or about the Premises, including soil and groundwater conditions, and (iii) the use, generation, manufacture, production, installation, maintenance, removal, transportation, storage, spill or release of any Hazardous Substance or storage tank), now in effect or which may hereafter come into effect, and whether or not reflecting a change in policy from any previously existing policy. Lessee shall, within five (5) days after receipt of Lessor's written request, provide Lessor with copies of all documents and information, including, but not limited to, permits, registrations, manifests, applications, reports and certificates, evidencing Lessee's compliance with any Applicable Law specified by Lessor, and shall immediately upon receipt, notify Lessor in writing (with copies of any documents involved) of any threatened or actual claim, notice, citation, warning, complaint or report pertaining to or involving failure by Lessee or the Premises to comply with any Applicable Law.

     6.4 INSPECTION; COMPLIANCE. Lessor and Lessor's Lender(s) (as defined in Paragraph 8.3(a)) shall have the right to enter the Premises at any time, in the case of an emergency, and otherwise at reasonable times, for the purpose of inspecting the condition of the Premises and for verifying compliance by Lessee with this Lease and all Applicable Laws (as defined in Paragraph 6.3), and to employ experts and/or consultants in connection therewith and/or to advise Lessor with respect to Lessee's activities, including but not limited to the installation, operation, use, monitoring, maintenance, or removal of any Hazardous Substance or storage tank on or from the Premises. The costs and expenses of any such inspections shall be paid by the party requesting same, unless a Default or Breach of this Lease, violation of Applicable Law, or a contamination, caused or materially contributed to by Lessee is found to exist or be imminent, or unless the inspection is requested or ordered by a governmental authority as the result of any such existing or imminent or contamination. In any such case, Lessee shall upon request reimburse Lessor or Lessor's Lender, as the case may be, for the costs and expenses of such inspections.

7.   MAINTENANCE; REPAIRS; UTILITY INSTALLATIONS; TRADE FIXTURES AND
ALTERNATIONS.

     7.1  LESSEE'S OBLIGATIONS.

          (a) Subject to the provisions of Paragraphs 2.2 (Lessor's warranty as to condition), 2.3 (Lessor's warranty as to compliance with covenants, etc),

                                               Initials /s/ Signature Illegible

                                                        /s/ Signature Illegible

7.2 (Lessor's obligations to repair), 9 (damage and destruction), and 14 (condemnation), Lessee shall, at Lessee's sole cost and expense and at all times, keep the Premises and every part thereof in good order, condition and repair, and non-structural (whether or not such portion of the Premises requiring repairs, or the means of repairing the same, are reasonably or readily accessible to Lessee, and whether or not the need for such repairs occurs as a result of Lessee's use, any prior use, the elements or the age of such portion of the Premises), including, without limiting the generality of the foregoing, all equipment or facilities serving the Premises, such as plumbing, heating, air conditioning, ventilating, electrical, lighting facilities, boilers, fired or unfired pressure vessels, fire sprinkler and/or standpipe and hose or other automatic fire extinguishing system, including fire alarm and/or smoke detection systems and equipment, fire hydrants, fixtures, walls (interior and exterior), but excluding structural repairs required of foundations and sidewalls
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foundations, ceilings, roofs, floors, windows, doors, plate glass, skylights landscaping, driveways, parking lots, fences, retaining walls, signs, sidewalks and parkways located in, on, about, or adjacent to the Promises. Lessee shall not cause or permit any Hazardous Substance to be spilled or released in, on, under or about the Premises (including through the plumbing or sanitary sewer system) and shall promptly, at Lessee's expense; take all investigatory and/or remedial action reasonably recommended, whether or not formally ordered or required, for the cleanup of any contamination of, and for the maintenance, security and/or monitoring of the Premises, the elements surrounding same, or neighboring properties, that was caused or materially contributed to by Lessee, or pertaining to or involving any Hazardous Substance and/or storage tank brought onto the Premises by or for Lessee or under its control. Lessee, in keeping the Premises in good order, condition and repair, shall exercise and perform good maintenance practices. Lessee's obligations shall include restorations, replacements or renewals when necessary to keep the Premises and all improvements thereon or a part thereof in good order, condition and state of repair. If Lessee occupies the Premises for seven (7) years or more, Lessor may require Lessee to repaint the exterior of the buildings on the Premises as reasonably required, but not more frequently than once every seven (7) years.

          (b) Lessee shall, at Lessee's sole cost and expense, procure and maintain contracts, with copies to Lessor, in customary form and substance for, and with contractors specializing and experienced in, the inspection, maintenance and service of the following equipment and improvements, if any, located on the Premises: (i) heating, air conditioning and ventilation equipment, (ii) boiler, fired or unfired pressure vessels, (iii) fire sprinkler and/or standpipe and hose or other automatic fire extinguishing systems, including fire alarm and/or smoke detection, (iv) landscaping and irrigation systems, (v) roof covering and drain maintenance and (vi) asphalt and parking lot maintenance.

     7.2 LESSOR'S OBLIGATIONS. Except for the warranties and agreements of Lessor contained in Paragraphs 2.2 (relating to condition of the Premises), 2.3 (relating to compliance with covenants, restrictions and building code), 9 (relating to destruction of the Premises) and 14 (relating to condemnation of the Premises), it is intended by the Parties hereto that Lessor have no obligation, in any manner whatsoever, to repair and maintain the Premises, the improvements located thereon, or the equipment therein, whether structural or non structural, all of which obligations are intended to be that of the Lessee under Paragraph 7.1 hereof except that Lessor shall perform structural repairs required of the foundations and sidewalls. It is the intention of the Parties that the terms of this Lease govern the respective obligations of the Parties as to maintenance and repair of the Premises Lessee and Lessor expressly waive the benefit of any statute now or hereafter in effect to the extent it is inconsistent with the terms of this Lease with respect to, or which affords Lessee the right to make repairs at the expense of Lessor or to terminate this Lease by reason of any needed repairs.

     7.3  UTILITY INSTALLATIONS; TRADE FIXTURES; ALTERATIONS.

          (a) DEFINITIONS; CONSENT REQUIRED. The term "UTILITY INSTALLATIONS" is used in this Lease to refer to all carpeting, window coverings, air lines, power panels, electrical distribution, security, fire protection systems, communication systems, lighting fixtures, heating, ventilating, and air conditioning equipment, plumbing, and fencing in, on or about the Premises. The term "TRADE FIXTURES" shall mean Lessee's machinery and equipment that can be removed without doing material damage to the Premises. The term "ALTERNATIONS" shall mean any modification of the improvements on the Premises from that which are provided by Lessor under the terms of this Lease, other than Utility Installations or Trade Fixtures, whether by addition or deletion. "LESSEE OWNED ALTERATIONS AND/OR UTILITY INSTALLATIONS" are defined as Alternations and/or Utility Installations made by lessee that are not yet owned by Lessor as defined in Paragraph 7.4(a) Lessee shall not make any Alternations or Utility Installations in, on, under or about the Premises without Lessor's prior written consent. Lessee may, however, make non-structural Utility Installations to the interior of the Premises (excluding the roof), as long as they are not visible from the outside, do not involve puncturing, relocating or removing the roof or any existing walls, and the cumulative cost thereof during the term of this Lease as extended does not exceed $25,000.

          (b) CONSENT. Any Alterations or Utility Installations that Lessee shall desire to make and which require the consent of the Lessor shall be presented to Lessor in written form with proposed detailed plans. All consents given by Lessor, whether by virtue of Paragraph 7.3(a) or by subsequent specific consent, shall be deemed conditioned upon: (i) Lessee's acquiring all applicable permits required by governmental authorities, (ii) the furnishing of copies of such permits together with a copy of the plans and specifications for the Alteration or Utility Installation to Lessor prior to commencement of the work thereon, and (iii) the compliance by Lessee with all conditions of said permits in a prompt and expeditious manner. Any Alterations or Utility Installations by Lessee during the term of this Lease shall be done in a good and workmanlike manner, with good and sufficient materials, and in compliance with all Applicable Law. Lessee shall promptly upon completion thereof furnish Lessor with as-built plans and specifications therefor. Lessor may (but without obligation to do so) condition its consent to any requested Alteration or Utility Installation that costs $25,000 or more upon Lessee's providing Lessor with a lien and completion bond in an amount equal to one and one-half times the estimated cost of such Alteration or Utility Installation and/or upon Lessee's posting an additional Security Deposit with Lessor under Paragraph 36 hereof.

          (c) INDEMNIFICATION. Lessee shall pay, when due, all claims for labor or materials furnished or alleged to have been furnished to or for Lessee at or for use on the Premises, which claims are or may be secured by any mechanics' or materialmen's lien against the Premises or any interest therein. Lessee shall give Lessor not less than ten (10) days' notice prior to the commencement of any work in, on or about the Premises, and Lessor shall have the right to post notices of non-responsibility in or on the Premises as provided by law. If Lessee shall, in good faith, contest the validity of any such lien, claim or demand, then Lessee shall, at its sole expense defend and protect itself, Lessor and the Premises against the same and shall pay and satisfy any such adverse judgment that may be rendered thereon before the enforcement thereof against the Lessor or the Premises. If Lessor shall require, Lessee shall furnish to Lessor a surety bond satisfactory to Lessor in an amount equal to one and one-half times the amount of such contested lien claim or demand, indemnifying Lessor against liability for the same, as required by law for the holding of the Premises free from the effect of such lien or claim. In addition, Lessor may require Lessee to pay Lessor's attorney's fees and costs in participating in such action if Lessor shall decide it is to its best interest to do so.

     7.4  OWNERSHIP; REMOVAL; SURRENDER; AND RESTORATION.

          (a) OWNERSHIP. Subject to Lessor's right to require their removal or become the owner thereof as hereinafter provided in this Paragraph 7.4, all Alterations and Utility Additions made to the Premises by Lessee shall be the property of and owned by Lessee, but considered a part of the Premises. Lessor may, at any time and at its option, elect in writing to Lessee to be the owner of all or any specified part of the Lessee Owned Alterations and Utility Installations. Unless otherwise instructed per subparagraph 7.4(b) hereof, all Lessee Owned Alterations and Utility Installations shall, at the expiration or earlier termination of this Lease, become the property of Lessor and remain upon and be surrendered by Lessee with the Premises.

          (b) REMOVAL. Unless otherwise agreed in writing, Lessor may require that any or all Lessee Owned Alterations or Utility Installations be removed by the expiration or earlier termination of this Lease, notwithstanding their installation may have been consented to by Lessor. Lessor may require the removal at any time of all or any part of any Lessee Owned Alterations or Utility Installations made without the required consent of Lessor.

          (c) SURRENDER/RESTORATION. Lessee shall surrender the Premises by the end of the last day of the Lease term or any earlier termination date, with all of the improvements, parts and surfaces thereof clean and free of debris and in good operating order, condition and state of repair, ordinary wear and tear excepted. "ORDINARY WEAR AND TEAR" shall not include any damage or deterioration that would have been prevented by good maintenance practice or by Lessee performing all of its obligations under this Lease. Except as otherwise agreed or specified in writing by Lessor, the Premises, as surrendered, shall include the Utility Installations. The obligation of Lessee shall include the repair of any damage occasioned by the installation, maintenance or removal of Lessee's Trade Fixtures, furnishings, equipment, and Alterations and/or Utility Installations, as well as the removal of any storage tank installed by or for Lessee, and the removal, replacement, or remediation of any soil, material or ground water contaminated by Lessee, all as may then be required by Applicable Law and/or good service practice. Lessee's Trade Fixtures shall remain the property of Lessee and shall be removed by Lessee subject to its obligation to repair and restore the Premises per this Lease.

8.   INSURANCE; INDEMNITY. See also paragraph 61

     8.1 PAYMENT FOR INSURANCE. Regardless of whether the Lessor or Lessee is the insuring Party, Lessee shall pay for all insurance required under this Paragraph 8 except to the extent of the cost attributable to liability insurance carried by Lessor in excess of $2,000,000 aggregate $1,000,000 per occurrence. Premiums for policy periods commencing prior to or extending beyond the Lease term shall be prorated to correspond to the Lease term. Payment shall be made by Lessee to Lessor within thirty (30) days following receipt of an invoice for any amount due.

     8.2  LIABILITY INSURANCE.

          (a) CARRIED BY LESSEE. Lessee shall obtain and keep in force during the term of this Lease a Commercial General Liability policy of insurance protecting Lessee and Lessor (as an additional insured) against claims for bodily injury, personal injury and property damage based upon, involving or arising out of the ownership, use, occupancy or maintenance of the Premises and all areas appurtenant thereto. Such insurance shall be on an occurrence basis providing single limit coverage in an amount not less than $1,000,000 per occurrence with an "Additional Insured-Managers or Lessors of Premises" Endorsement and contain the "Amendment of the Pollution Exclusion" for damage caused by heat, smoke or fumes from a hostile fire. The policy shall not contain any intra-insured exclusions as between insured persons or organizations, but shall include coverage for liability assumed under this Lease as an "insured contract" for the performance of Lessee's indemnity obligations under this Lease. The limits of said Insurance required by this Lease or as carried by Lessee shall not, however, limit the liability of Lessee nor relieve Lessee of any obligation hereunder. All insurance to be carried by Lessee shall be primary to and not contributory with any similar insurance carried by Lessor, whose insurance shall be considered excess insurance only.

          (b) CARRIED BY LESSOR. In the event Lessor is the insuring Party, Lessor shall also maintain liability insurance described in Paragraph 8.2(a), above, in addition to, and not in lieu of, the insurance required to be maintained by Lessee. Lessee shall not be named as an additional insured therein.

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

     8.3  PROPERTY INSURANCE-BUILDING, IMPROVEMENTS AND RENTAL VALUE.

          (a) BUILDING AND IMPROVEMENTS. The Insuring Party shall obtain and keep in force during the term of this Lease a policy or policies in the name of Lessor, with loss payable to Lessor and to the holders of any mortgages, deeds of trust or ground leases on the Premises ("Lender(s)"), insuring loss or damage to the Premises. The amount of such insurance shall be equal to the full replacement cost of the Premises, as the same shall exist from time to time, or the amount required by Lenders, but in no event more than the commercially reasonable and available insurable value thereof if, by reason of the unique nature or age of the improvements involved, such latter amount is less than full replacement cost. If Lessor is the insuring Party, however, Lessee Owned Alterations and Utility Installations shall be insured by Lessee under Paragraph
8.4 rather than by Lessor. If the coverage is available and commercially appropriate, such policy or policies shall insure against all risks of direct physical loss or damage (except the perils of flood and/or earthquake unless required by a Lender), including coverage for any additional costs resulting from debris removal and reasonable amounts of coverage for the enforcement of any ordinance or law regulating the reconstruction or replacement of any undamaged sections of the Premises required to be demolished or removed by reason of the enforcement of any building, zoning, safety or land use laws as the result of a covered cause of loss. Said policy or policies shall also contain an agreed valuation provision in lieu of any coinsurance clause, waiver of subrogation, and inflation guard protection causing an increase in the annual property insurance coverage amount by a factor of not less than the adjusted U.S. Department of Labor Consumer Price Index for All Urban Consumers for the city nearest to where the Premises are located. If such insurance coverage has a deductible clause, the deductible amount shall not exceed $5,000 per occurrence, and Lessee shall be liable for such deductible amount in the event of an Insured Loss, as defined in Paragraph 9.1(c).

          (b) RENTAL VALUE. The Insuring Party shall, in addition, obtain and keep in force during the term of this Lease a policy or policies in the name of Lessor, with loss payable to Lessor and Lender(s), insuring the loss of the full rental and other charges payable by Lessee to Lessor under this Lease for one
(1) year (including all real estate taxes, insurance costs, and any scheduled rental increases). Said insurance shall provide that in the event the Lease is terminated by reason of an insured loss, the period of indemnity for such coverage shall be extended beyond the date of the completion of repairs or replacement of the Premises, to provide for one full year's loss of rental revenues from the date of any such loss. Said insurance shall contain an agreed valuation provision in lieu of any coinsurance clause, and the amount of coverage shall be adjusted annually to reflect the projected rental income, property taxes, insurance premium costs and other expenses, if any, otherwise payable by Lessee, for the next twelve (12) month period. Lessee shall be liable for any deductible amount in the event of such loss.

          (c) ADJACENT PREMISES. If the Premises are part of a larger building, or if the Premises are part of a group of buildings owned by Lessor which are adjacent to the Premises, the Lessee shall pay for any increase in the premiums for the property insurance of such building or buildings if said increase is caused by Lessee's acts, omissions, use or occupancy of the Premises.

          (d) TENANT'S IMPROVEMENTS. If the Lessor is the Insuring Party, the Lessor shall not be required to insure Lessee Owned Alterations and Utility installations unless the item in question has become the property of Lessor under the terms of this Lease. If Lessee is the Insuring Party, the policy carried by Lessee under this Paragraph 8.3 shall Insure Lessee Owned Alterations and Utility Installations.

     8.4 LESSEE'S PROPERTY INSURANCE. Subject to the requirements of Paragraph 8.5, Lessee at its cost shall either by separate policy or, at Lessor's option, by endorsement to a policy already carried, maintain insurance coverage on all of Lessee's personal property, Lessee Owned Alterations and Utility Installations in, on, or about the Premises similar in coverage to that carried by the Insuring Party under Paragraph 8.3. Such insurance shall be full replacement cost coverage with a deductible of not to exceed $1,000 per occurrence. The proceeds from any such insurance shall be used by Lessee for the replacement of personal property or the restoration of Lessee Owned Alterations and Utility Installations. Lessee shall be the insuring Party with respect to the Insurance required by this Paragraph 8.4 and shall provide Lessor with written evidence that such insurance is in force.

     8.5 INSURANCE POLICIES. Insurance required hereunder shall be in companies duly licensed to transact business in the state where the Premises are located, and maintaining during the policy term a "General Policyholders Rating" of at least B+, V, or such other rating as may be required by a Lender having a lien on the Premises, as set forth in the most current issue of "Best's Insurance Guide." Lessee shall not do or permit to be done anything which shall invalidate the insurance policies referred to in this Paragraph 8. If Lessee is the Insuring Party, Lessee shall cause to be delivered to Lessor certified copies of policies of such insurance or certificates evidencing the existence and amounts of such insurance with the insureds and loss payable clauses as required by this Lease. No such policy shall be cancellable or subject to modification except after thirty (30) days prior written notice to Lessor. Lessee shall at least thirty (30) days prior to the expiration of such policies, furnish Lessor with evidence of renewals or "insurance binders" evidencing renewal thereof, or Lessor may order such insurance and charge the cost thereof to Lessee, which amount shall be payable by Lessee to Lessor upon demand. If the Insuring Party shall fail to procure and maintain the insurance required to be carried by the Insuring Party under this Paragraph 8, the other Party may, but shall not be required to, procure and maintain the same, but at Lessee's expense.

     8.6 WAIVER OF SUBROGATION. Notwithstanding anything to the contrary in this Lease, Without affecting any other rights or remedies, Lessee and Lessor ("Waiving Party") each thereby release and relieve the other, and waive their entire right to recover damages (whether in contract or in tort) against the other, for loss of or damage to the Waiving Party's property arising out of or incident to the perils required to be insured against under Paragraph 8. The effect of such releases and waivers of the right to recover damages shall not be limited by the amount of insurance carried or required, or by any deductibles applicable thereto.

     8.7 INDEMNITY. Except for Lessor's negligence and/or breach of express warranties, Lessee shall indemnify, protect, defend and hold harmless the Premises, Lessor and its agents, Lessor's master or ground lessor, partners and Lenders, from and against any and all claims, loss of rents and/or damages, costs, liens, Judgments, penalties, permits, attorney's and consultant's fees, expenses and/or liabilities arising out of, involving, or in dealing with, the occupancy of the Premises by Lessee, the conduct of Lessee's business, any act, omission or neglect of Lessee, its agents, contractors, employees or invitees, and out of any Default or Breach by Lessee in the performance in a timely manner of any obligation on Lessee's part to be performed under this Lease. The foregoing shall include, but not be limited to, the defense or pursuit of any claim or any action or proceeding involved therein, and whether or not (in the case of claims made against Lessor) litigated and/or reduced to judgment, and whether well founded or not. In case any action or proceeding be brought against Lessor by reason of any of the foregoing matters, Lessee upon notice from Lessor shall defend the same at Lessee's expense by counsel reasonably satisfactory to Lessor and Lessor shall cooperate with Lessee in such defense. Lessor need not have first paid any such claim in order to be so indemnified.

     8.8 EXEMPTION OF LESSOR FROM LIABILITY. Lessor shall not be liable for injury or damage to the person or goods, wares, merchandise or other property Lessee, Lessee's employees, contractors, invitees, customers, or any other person in or about the Premises, whether such damage or injury is caused by or results from fire, steam, electricity, gas, water or rain, or from the breakage, leakage, obstruction or other defects of pipes, fire sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures, or from any other cause, whether the said injury or damage results from conditions arising upon the Premises or upon other portions of the building of which the Premises are a part, or from other sources or places, and regardless of whether the cause of such damage or injury or the means of repairing the same is accessible or not. Lessor shall not be liable for any damages arising from any act or neglect of any other tenant of Lessor. Notwithstanding Lessor's negligence or breach of this Lease, Lessor shall under no circumstances be liable for injury to Lessee's business or for any loss of income or profit therefrom.

9.   DAMAGE OR DESTRUCTION.

     9.1  DEFINITIONS.

          (a) "PREMISES PARTIAL DAMAGE" shall mean damage or destruction to the improvements on the Premises, other than Lessee Owned Alterations and Utility Installations, the repair cost of which damage or destruction is less than 50% of the then Replacement Cost of the Premises immediately prior to such damage or destruction, excluding from such calculation the value of the land and Lessee Owned Alterations and Utility Installations.

          (b) "PREMISES TOTAL DESTRUCTION" shall mean damage or destruction to the Premises, other than Lessee Owned Alterations and Utility Installations the repair cost of which damage or destruction is 50% or more of the then Replacement Cost of the Premises immediately prior to such damage or destruction, excluding from such calculation the value of the land and Lessee Owned Alterations and Utility Installations.

          (c) "INSURED LOSS" shall mean damage or destruction to improvements on the Premises, other than Lessee Owned Alterations and Utility Installations, which was caused by an event required to be covered by the insurance described in Paragraph 8.3(a), irrespective of any deductible amounts or coverage limits involved.

          (d) "REPLACEMENT COST" shall mean the cost to repair or rebuild the improvements owned by Lessor at the time of the occurrence to their condition existing immediately prior thereto, including demolition, debris removal and upgrading required by the operation of applicable building codes, ordinances or laws, and without deduction for depreciation.

          (e) "HAZARDOUS SUBSTANCE CONDITION" shall mean the occurrence or discovery of a condition involving the presence of, or a contamination by, a Hazardous Substance as defined in Paragraph 6.2(a), in, on, or under the Premises.

     9.2 PARTIAL DAMAGE-INSURED LOSS. If a Premises Partial Damage that is an Insured Loss occurs, then Lessor shall, at Lessor's expense, repair such damage (but not Lessee's Trade Fixtures or Lessee Owned Alterations and Utility Installations) as soon as reasonably possible and this Lease shall continue in full force and effect; provided, however, that Lessee shall, at Lessor's election, make the repair of any damage or destruction the total cost to repair of which is $10,000 or less, and, in such event, Lessor shall make the insurance proceeds available to Lessee on a reasonable basis for that purpose. Notwithstanding the foregoing, if the required insurance was not in force or the insurance proceeds are not sufficient to effect such repair, the Insuring Party shall promptly contribute the shortage in proceeds (except as to the deductible which is Lessee's responsibility) as and when required to complete said repairs. In the event, however, the shortage in proceeds was due to the fact that, by reason of the unique nature of the improvements, full replacement cost insurance coverage was not commercially reasonable and available, Lessor shall have no obligation to pay for the shortage in insurance proceeds or to fully restore the unique aspects of the Premises unless Lessee provides Lessor with the funds to cover same, or adequate assurance hereof, within ten (10) days following receipt of written notice of such shortage and request therefor. If Lessor receives said funds or adequate assurance thereof within said ten (10) day period, the party responsible for making the repairs shall complete them as soon as reasonably possible and this Lease shall remain in full force and effect. If Lessor does not receive such funds or assurance within said period, Lessor may nevertheless elect by written notice to Lessee within ten (10) days thereafter to make such restoration and repair as is commercially reasonable with Lessor paying any shortage in proceeds, in which case this Lease shall remain in full force and effect. If in such case Lessor does not so elect, then this Lease shall terminate sixty (60) days following the occurrence of the damage or destruction. Unless otherwise agreed, Lessee shall in no event have any right to reimbursement from Lessor for

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

any funds contributed by Lessee to repair any such damage or destruction.

     9.3 PARTIAL DAMAGE - UNINSURED LOSS. If a Premises Partial Damage that is not an Insured Loss occurs, unless caused by a negligent or willful act of Lessee (in which event Lessee shall make the repairs at Lessee's expense and this Lease shall continue in full force and effect, but subject to Lessor's rights under Paragraph 13), Lessor may at Lessor's option, either: (i) repair such damage as soon as reasonably possible at Lessor's expense, in which event this Lease shall continue in full force and effect, or (ii) give written notice to Lessee within thirty (30) days after receipt by Lessor of knowledge of the occurrence of such damage of Lessor's desire to terminate this Lease as of the date sixty (60) days following the giving of such notice. In the event Lessor elects to give such notice of Lessor's intention to terminate this Lease, Lessee shall have the right within ten (10) days after the receipt of such notice to give written notice to Lessor of Lessee's commitment to pay for the repair of such damage totally at Lessee's expense and without reimbursement from Lessor. Lessee shall provide Lessor with the required funds or satisfactory assurance thereof within thirty (30) days following Lessee's said commitment. In such event this Lease shall continue in full force and effect, and Lessor shall proceed to make such repairs as soon as reasonably possible and the required funds are available. If Lessee does not give such notice and provide the funds or assurance thereof within the times specified above this Lease shall terminate as of the date specified in Lessor's notice of termination.

     9.4 TOTAL DESTRUCTION. Notwithstanding any other provision hereof, if a Premises Total Destruction occurs (including any destruction required by any authorized public authority), this Lease shall terminate sixty (60) days following the date of such Premises Total Destruction, whether or not the damage or destruction is an Insured Loss or was caused by a negligent or willful act of Lessee. In the event, however, that the damage or destruction was caused by Lessee, Lessor shall have the right to recover Lessor's damages from Lessee except as released and waived in Paragraph 8.6.

     9.6  ABATEMENT OF RENT; LESSEE'S REMEDIES.

          (a) In the event of damage described in Paragraph 9.2 (Partial Damage-Insured), whether or not Lessor or Lessee repairs or restores the Premises, the Base Rent, Real Property Taxes, insurance premiums, and other charges, if any, payable by Lessee hereunder for the period during which such damage, its repair or the restoration continues, shall be abated in proportion to the degree to which Lessee's use of the Premises is impaired. Except for abatement of Base Rent, Real Property Taxes, insurance premiums, and other charges, if any, as aforesaid, all other obligations of Lessee hereunder shall be performed by Lessee, and Lessee shall have no claim against Lessor for any damage suffered by reason of any such repair or restoration.

          (b) If Lessor shall be obligated to repair or restore the Premises under the provisions of this Paragraph 9 and shall not commence, in a substantial and meaningful way, the repair or restoration of the Premises within ninety (90) days after such obligation shall accrue, Lessee may, at any time prior to the commencement of such repair or restoration, give written notice to Lessor and to any Lenders of which Lessee has actual notice of Lessee's election to terminate this Lease on a date not less than sixty (60) days following the giving of such notice. If Lessee gives such notice to Lessor and such Lenders and such repair or restoration is not commenced within thirty (30) days after receipt of such notice, this Lease shall terminate as of the date specified in said notice. If Lessor or a Lender commences the repair or restoration of the Premises within thirty (30) days after receipt of such notice, this Lease shall continue in full force and effect. "COMMENCE" as used in this Paragraph shall mean either the unconditional authorization of the preparation of the required plans, or the beginning of the actual work on the Premises, whichever first occurs.

     9.7 HAZARDOUS SUBSTANCE CONDITIONS. If a Hazardous Substance Condition occurs, unless Lessee is legally responsible therefor (in which case Lessee shall make the investigation and remediation thereof required by Applicable Law and this Lease shall continue in full force and effect, but subject to Lessor's rights under Paragraph 13), Lessor may at Lessor's option either (i) investigate and remediate such Hazardous Substance

Condition, if required, as soon as reasonably possible at Lessor's expense, in which event this Lease shall continue in full force and effect, or (ii) if the estimated cost to investigate and remediate such condition exceeds twelve (12) times the then monthly Base Rent or $100,000, whichever is greater, give written notice to Lessee within thirty (30) days after receipt by Lessor of knowledge of the occurrence of such Hazardous Substance Condition of Lessor's desire to terminate this Lease as of the date sixty (60) days following the giving of such notice. In the event Lessor elects to give such notice of Lessor's intention to terminate this Lease, Lessee shall have the right within ten (10) days after the receipt of such notice to give written notice to Lessor of Lessee's commitment to pay for the investigation and remediation of such Hazardous Substance Condition totally at Lessee's expense and without reimbursement from Lessor except to the extent of an amount equal to twelve (12) times the then monthly Base Rent or $100,000, whichever is greater. Lessee shall provide Lessor with the funds required of Lessee or satisfactory assurance thereof within thirty
(30) days following Lessee's said commitment. In such event this Lease shall continue in full force and effect, and Lessor shall proceed to make such investigation and remediation as soon as reasonably possible and the required funds are available. If Lessee does not give such notice and provide the required funds or assurance thereof within the times specified above, this Lease shall terminate as of the date specified in Lessor's notice of termination. If a Hazardous Substance Condition occurs for which Lessee is not legally responsible, there shall be abatement of Lessee's obligations under this Lease to the same extent as provided in Paragraph 9.6(a) for a period of not to exceed twelve (12) months.

     9.8 TERMINATION - ADVANCE PAYMENTS. Upon termination of this Lease pursuant to this Paragraph 9, an equitable adjustment shall be made concerning advance Base Rent and any other advance payments made by Lessee to Lessor, Lessor shall, in addition, return to Lessee so much of Lessee's Security Deposit as has not been, or is not then required to be, used by Lessor under the terms of this Lease.

     9.9 WALVE STATUTES. Lessor and Lessee agree that the terms of this Lease shall govern the effect of any damage to or destruction of the Premises with respect to the termination of this Lease and hereby waive the provisions of any present or future statute to the extent inconsistent herewith.

10.  REAL PROPERTY TAXES. See also paragraph 56.

     10.1 (a) PAYMENT OF TAXES. Lessee shall pay the Real Property Taxes, as defined in Paragraph 10.2, applicable to the Premises during the term of this Lease. Subject to Paragraph 10.1(b), all such payments shall be made at least ten (10) days prior to the delinquency date of the applicable installment. Lessor shall promptly furnish Lessor with satisfactory evidence that such taxes have been paid. If any such taxes to be paid by Lessee shall cover any period of time prior to or after the expiration or earlier termination of the term hereof, Lessee's share of such taxes shall be equitably prorated to cover only the period of time within the tax fiscal year this Lease is in effect, and Lessor shall reimburse Lessee for any overpayment after such proration. If Lessee shall fail to pay any Real Property Taxes required by this Lease to be paid by Lessee, Lessor shall have the right to pay the same, and Lessee shall reimburse Lessor therefor upon demand.

           (b) ADVANCE PAYMENT. In order to insure payment when due and before delinquency of any or all Real Property Taxes, Lessor reserves the right, at Lessor's option, if Lessee incurs more than two late charges on rent to estimate the current Real Property Taxes applicable to the Premises, and to require such current year's Real Property Taxes to be paid in advance to Lessor by Lessee, either: (i) in a lump sum amount equal to the installment due, at least twenty
(20) days prior to the applicable delinquency date, or (ii) monthly in advance with the payment of the Base Rent. If Lessor elects to require payment monthly in advance, the monthly payment shall be that equal monthly amount which, over the number of months remaining before the months in which the applicable tax installment would become delinquent (and without interest thereon), would provide a fund large enough to fully discharge before delinquency the estimated installment of taxes to be paid. When the actual amount of the applicable tax bill is known, the amount of such equal monthly advance payment shall be adjusted as required to provide the fund needed to pay the applicable taxes before delinquency. If the amounts paid to Lessor by Lessee under the provisions of this Paragraph are insufficient to discharge the obligations of Lessee to pay such Real Property Taxes as the same become due, Lessee shall pay to Lessor, upon Lessor's demand, such additional sums as are necessary to pay such obligations. All moneys paid to Lessor under this Paragraph may be intermingled with other moneys of Lessor and shall not bear Interest.

     10.2 DEFINITION OF "REAL PROPERTY TAXES." As used herein, the term "REAL PROPERTY TAXES" shall include any form of real estate tax or assessment, general, special, ordinary or extraordinary, and any license fee, commercial rental tax, improvement bond or bonds, levy or tax (other than inheritance, personal income or estate taxes) imposed upon the Premises by any authority having the direct or indirect power to tax, including any city, state or federal government, or any school, agricultural, sanitary, fire, street, drainage or other improvement district thereof, levied against any legal or equitable interest of Lessor in the Premises or in the real property of which the Premises are a part, Lessor's right to rent or other income therefrom, and/or Lessor's business of leasing the Premises. The term "REAL PROPERTY TAXES" shall also include any tax, fee, levy, assessment or charge, or any increase therein, imposed by reason of events occurring, or changes in applicable law taking effect, during the term of this Lease, including but not limited to a change in the ownership of the Premises or in the improvements thereon, the execution of this Lease, or any modification, amendment or transfer thereof, and whether or not contemplated by the Parties.

     10.3 JOINT ASSESSMENT. If the Premises are not separately assessed, Lessee's liability shall be an equitable proportion of the Real Property Taxes for all of the land and improvements included within the tax parcel assessed, such proportion to be determined by Lessor from the respective valuations

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

assigned in the assessor's work sheets or such other information as may be reasonably available. Lessor's reasonable determination thereof, in good faith, shall be conclusive.

     10.4 PERSONAL PROPERTY TAXES. Lessee shall pay prior to delinquency all taxes assessed against and levied upon Lessee Owned Alterations, Utility Installations, Trade Fixtures, furnishings, equipment and all personal property of Lessee contained in the Premises or elsewhere. When possible, Lessee shall cause its Trade Fixtures, furnishings, equipment and all other personal property to be assessed and billed separately from the real property of Lessor If any of Lessee's said personal property shall be assessed with Lessor's real property, Lessee shall pay Lessor the taxes attributable to Lessee within ten (10) days after receipt of a written statement setting forth the taxes applicable to Lessee's property or, at Lessor's option, as provided in Paragraph 10.1(b).

11. UTILITIES. Lessee shall pay for all water, gas, heat, light, power, telephone, trash disposal and other utilities and services supplied to the Premises, together with any taxes thereon. If any such services are not separately metered to Lessee, Lessee shall pay a reasonable proportion, to be determined by Lessor, of all charges jointly metered with other premises.

12.  ASSIGNMENT AND SUBLETTING. See also paragraph 62.

     12.1  LESSOR'S CONSENT REQUIRED.

           (a) Lessee shall not voluntarily or by operation of law assign, transfer, mortgage or otherwise transfer or encumber (collectively, "ASSIGNMENT") or sublet all or any part of Lessee's interest in this Lease or in the Premises without Lessor's prior written consent given under and subject to the terms of Paragraph 36.

           (c) The involvement of Lessee or its assets in any transaction, or series of transactions (by way of merger, sale, acquisition, financing, refinancing, transfer, leveraged buy-out or otherwise), whether or not a formal assignment or hypothecation of this Lease or Lessee's assets occurs, which results or will result in a reduction of the Net Worth of Lessee, as hereinafter defined, of Lessee as it was represented to Lessor at the time of the execution by Lessor of this Lease or at the time of the most recent assignment to which Lessor has consented, or as it exists immediately prior to said transaction or transactions constituting such reduction, at whichever time said Net Worth of Lessee was or is greater, shall be considered an assignment of this Lease by Lessee to which Lessor may reasonably withhold its consent. "NET WORTH OF LESSEE" for purposes of this Lease shall be the net worth of Lessee (excluding any guarantors) established under generally accepted accounting principles consistently applied.

           (d) An assignment or subletting of Lessee's interest in this Lease without Lessor's specific prior written consent shall, at Lessor's option, be a Default curable after notice per Paragraph 13.1(c), or a noncurable Breach without the necessity of any notice and grace period. If Lessor elects to treat such unconsented to assignment or subletting as a noncurable Breach, Lessor shall have the right to either: (i) terminate this Lease, or (ii) upon thirty
(30) days written notice ("Lessor's Notice"), increase the monthly Base Rent to fair market rental value or one hundred ten percent (110%) of the Base Rent then in effect, whichever is greater. Pending determination of the new fair market rental value, if disputed by Lessee, Lessee shall pay the amount set forth in Lessor's Notice, with any overpayment credited against the next installment(s) of Base Rent coming due, and any underpayment for the period retroactively to the effective date of the adjustment being due and payable immediately upon the determination thereof. Further, in the event of such Breach and market value adjustment, (i) the purchase price of any option to purchase the Premises held by Lessee shall be subject to similar adjustment to the then fair market value (without the Lease being considered an encumbrance or any deduction for depreciation or obsolescence, and considering the Premises at its highest and best use and in good condition), or one hundred ten percent (110%) of the price previously in effect, whichever is greater, (ii) any index-oriented rental or price adjustment formulas contained in this Lease shall be adjusted to require that the base index be determined with reference to the index applicable to the time of such adjustment, and (iii) any fixed rental adjustments scheduled during the remainder of the Lease term shall be increased in the same ratio as the new market rental bears to the Base Rent in effect immediately prior to the market value adjustment.

          (e) Lessee's remedy for any breach of this Paragraph 12.1 by Lessor shall be limited to compensatory damages and injunctive relief.

     12.2 TERMS AND CONDITIONS APPLICABLE TO ASSIGNMENT AND SUBLETTING.

          (a) Regardless of Lessor's consent, any assignment or subletting shall not: (i) be effective without the express written assumption by such assignee or sublessee of the obligations of Lessee under this Lease, (ii) release Lessee of any obligations hereunder, or (iii) alter the primary liability of Lessee for the payment of Base Rent and other sums due Lessor hereunder or for the performance of any other obligations to be performed by Lessee under this Lease.

          (b) Lessor may accept any rent or performance of Lessee's obligations from any person other than Lessee pending approval or disapproval of an assignment. Neither a delay in the approval or disapproval of such assignment nor the acceptance of any rent or performance shall constitute a waiver or estoppel of Lessor's right to exercise its remedies for the Default or Breach by Lessee of any of the terms, covenants or conditions of this Lease.

          (c) The consent of Lessor to any assignment or subletting shall not constitute a consent to any subsequent assignment or subletting by Lessee or to any subsequent or successive assignment or subletting by the sublessee. However, Lessor may consent to subsequent sublettings and assignments of the sublease or any amendments or modifications thereto without notifying Lessee or anyone else liable on the Lease or sublease and without obtaining their consent, and such action shall not relieve such persons from liability under this Lease or sublease.

          (d) In the event of any Default or Breach of Lessee's obligations under this Lease, Lessor may proceed directly against Lessee, any Guarantors or any one else responsible for the performance of the Lessee's obligations under this Lease, including the sublessee, without first exhausting Lessor's remedies against any other person or entity responsible therefor to Lessor, or any security held by Lessor or Lessee.

          (e) Each request for consent to an assignment or subletting shall be in writing, accompanied by information relevant to Lessor's determination as to the financial and operational responsibility and appropriateness of the proposed assignee or sublessee, including but not limited to the intended use and/or required modification of the Premises, if any,

          (f) Any assignee of, or sublessee under, this Lease shall, by reason of accepting such assignment or entering into such sublease, be deemed, for the benefit of Lessor, to have assumed and agreed to conform and comply with each and every term, covenant, condition and obligation herein to be observed or performed by Lessee during the term of said assignment or sublease, other than such obligations as are contrary to or inconsistent with provisions of an assignment or sublease to which Lessor has specifically consented in writing.

     12.3 ADDITIONAL TERMS AND CONDITIONS APPLICABLE TO SUBLETTING. The following terms and conditions shall apply to any subletting by Lessee of all or any part of the Premises and shall be deemed included in all subleases under this Lease whether or not expressly incorporated therein:

          (a) Lessee hereby assigns and transfers to Lessor all of Lessee's interest in all rentals and income arising from any sublease of all or a portion of the Premises heretofore or hereafter made by Lessee, and Lessor may collect such rent and income and apply same toward Lessee's obligations under this Lease; provided, however, that until a Breach (as defined in Paragraph 13.1) shall occur in the performance of Lessee's obligations under this Lease, Lessee may, except as otherwise provided in this Lease, receive, collect and enjoy the rents accruing under such sublease. Lessor shall not, by reason of this or any other assignment of such sublease to Lessor, nor by reason of the collection of the rents from a sublessee, be deemed liable to the sublessee for any failure of Lessee to perform and comply with any of Lessee's obligations to such sublessee under such sublease. Lessee hereby irrevocably authorizes and directs any such sublessee, upon receipt of a written notice from Lessor stating that a Breach exists in the performance of Lessee's obligations under this Lease, to pay to Lessor the rents and other charges due and to become due under the sublease. Sublessee shall rely upon any such statement and request from Lessor and shall pay such rents and other charges to Lessor without any obligation or right to inquire as to whether such Breach exists and notwithstanding any notice from or claim from Lessee to the contrary. Lessee shall have no right or claim against said sublessee, or, until the Breach has been cured, against Lessor, for any such rents and other charges so paid by said sublessee to Lessor.

          (b) In the event of a Breach by Lessee in the performance of its obligations under this Lease, Lessor, at its option and without any obligation to do so, may require any sublessee to attorn to Lessor, in which event Lessor shall undertake the obligations of the sublessor under such sublease from the time of the exercise of said option to the expiration of such sublease; provided, however, Lessor shall not be liable for any prepaid rents or security deposit paid by such sublessee to such sublessor or for any other prior Defaults or Breaches of such sublessor under such sublease.

          (c) Any matter or thing requiring the consent of the sublessor under a sublease shall also require the consent of Lessor herein.

          (d) No sublessee shall further assign or sublet all or any part of the Premises without Lessor's prior written consent.

          (e) Lessor shall deliver a copy of any notice of Default or Breach by Lessee to the sublessee, who shall have the right to cure the Default of Lessee within the grace period, if any, specified in such notice. The sublessee shall have a right of reimbursement and offset from and against Lessee for any such Defaults cured by the sublessee.

13.  DEFAULT; BREACH; REMEDIES.

     13.1 DEFAULT; BREACH. Lessor and Lessee agree that if an attorney is consulted by Lessor in connection with a Lessee Default or Breach (as hereinafter defined), $350.00 is a reasonable minimum sum per such occurrence for legal services and costs in the preparation and service of a notice of Default, and that Lessor may include the cost of such services and costs in said notice as rent due and payable to cure said Default. A "Default" is defined as a failure by the Lessee to observe, comply with or perform any of the terms, covenants, conditions or rules applicable to Lessee under this Lease. A "Breach"

                                                Initials /s/ Signature Illegible

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

is defined as the occurrence of any one or more of the following Defaults, and, where a grace period for cure after notice is specified herein, the failure by Lessee to cure such Default prior to the expiration of the applicable grace period, shall entitle Lessor to pursue the remedies set forth in Paragraphs 13.2 and/or 13.3:

          (a) The vacating of the Premises without the intention to reoccupy same, or the abandonment of the Premises See para. 63.

          (b) Except as expressly otherwise provided in this Lease, the failure by Lessee to make any payment of Base Rent or any other monetary payment required to be made by Lessee hereunder, whether to Lessor or to a third party, as and when due, the failure by Lessee to provide Lessor with reasonable evidence of insurance or surety bond required under this Lease, or the failure of Lessee to fulfill any obligation under this Lease which endangers or threatens life or property, where such failure continues for a period of five
(5) days following written notice thereof by or on behalf of Lessor to Lessee.

          (c) Except as expressly otherwise provided in this Lease, the failure by Lessee to provide Lessor with reasonable evidence (ii) the inspection, maintenance and service contracts required under Paragraph 7.1(b), (iii) the recission of an unauthorized assignment or subletting per Paragraph 12.1(b),
(iv) a Tenancy Statement per Paragraphs 16 or 37, (v), (vi) the guaranty of the performance of Lessee's obligations under this Lease if required under Paragraphs 1.11 and 37, (vii) the execution of any document requested under Paragraph 42 (easements), or (viii) any other documentation or information which Lessor may reasonably require of Lessee under the terms of this Lease, where any such failure continues for a period of ten (10) day following written notice by or on behalf of Lessor to Lessee.

          (d) A Default by Lessee as to the terms, covenants, conditions or provisions of this Lease, or of the rules adopted under Paragraph 40 hereof, that are to be observed, complied with or performed by Lessee, other than those described in subparagraphs (a), (b) or (c), above, where such Default continues for a period of thirty (30) days after written notice thereof by or on behalf of Lessor to Lessee; provided, however, that if the nature of Lessee's Default is such that more than thirty (30) days are reasonably required for its cure, then it shall not be deemed to be a Breach of this Lease by Lessee if Lessee commences such cure within said thirty (30) day period and thereafter diligently prosecutes such cure to completion.

          (e) The occurrence of any of the following events: (i) The making by lessee of any general arrangement or assignment for the benefit of creditors;
(ii) Lessee's becoming a "debtor" as defined in 11 U.S.C. section 101 or any successor statute thereto (unless, in the case of a petition filed against Lessee, the same is dismissed within sixty (60) days); (iii) the appointment of a trustee or receiver to take possession of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where possession is not restored to Lessee within thirty (30) days; or (iv) the attachment, execution or other judicial seizure of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where such seizure is not discharged within thirty (30) days; provided, however, in the event that any provision of this subparagraph (e) is contrary to any applicable law, such provision shall be of no force or effect, and not affect the validity of the remaining provisions.

          (f) The discovery by Lessor that any financial statement given to Lessor by Lessee or any Guarantor of Lessee's obligations hereunder was materially false.

          (g) If the performance of Lessee's obligations under this Lease is guaranteed: (i) the death of a guarantor, (ii) the termination of a guarantor's liability with respect to this Lease other than in accordance with the terms of such guaranty, (iii) a guarantor's becoming insolvent or the subject of a bankruptcy filing, (iv) a guarantor's refusal to honor the guaranty, or (v) a guarantor's breach of its guaranty obligation on an anticipatory breach basis, and Lessee's failure, within sixty (60) days following written notice by or on behalf of Lessor to Lessee of any such event, to provide Lessor with written alternative assurance or security, which, when coupled with the then existing resources of Lessee, equals or exceeds the combined financial resources of Lessee and the guarantors that existed at the time of execution of this Lease.

     13.2 REMEDIES. If Lessee fails to perform any affirmative duty or obligation of Lessee under this Lease, within the time periods abo (or in case of an emergency, without notice), Lessor may at its option (but without obligation to do so), perform such duty or obligation on Lessee's behalf including but not limited to the obtaining of reasonably required bonds, insurance policies, or governmental licenses, permits or approvals. reasonable expenses of any such performance by Lessor shall be due and payable by Lessee to Lessor upon invoice therefor. If any check given to Lessor by Lessee shall not be honored by the bank upon which it is drawn, Lessor, at its option, may require all future payments to be made under this Lease by Lessee to be made only by cashier's check. In the event of a Breach of this Lease by Lessee, as defined in Paragraph 13.1, with or without further notice or demand, and without limiting Lessor in the exercise of any right or remedy which Lessor may have by reason of such Breach, Lessor may:

           (a) Terminate Lessee's right to possession of the Premises by any lawful means, in which case this Lease and the term hereof shall terminate and Lessee shall immediately surrender possession of the Premises to Lessor. In such event Lessor shall be entitled to recover from Lessee: (i) the worth at the time of the award of the unpaid rent which had been earned at the time of termination; (ii) the worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that the Lessee proves could have been reasonably avoided; (iii) the worth at the time of award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of such rental loss that the Lessee proves could be reasonably avoided; and (iv) any other amount necessary to compensate Lessor for all the detriment proximately caused by the Lessee's failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom, including but not limited to the cost of recovering possession of the Premises, expenses of reletting, including necessary renovation and alteration of the Premises, reasonable attorneys' fees, and that portion of the leasing commission paid by Lessor applicable to the unexpired term of this Lease. The worth at the time of award of the amount referred to in provision (iii) of the prior sentence shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%). Efforts by Lessor to mitigate damages caused by Lessee's Default or Breach of this Lease shall not waive Lessor's right to recover damages under this Paragraph. If termination of this Lease is obtained through the provisional remedy of unlawful detainer, Lessor shall have the right to recover in such proceeding the unpaid rent and damages as are recoverable therein, or Lessor may reserve therein the right to recover all or any part thereof in a separate suit for such rent and/or damages.

           (b) Continue the Lease and Lessee's right to possession in effect (in California under California Civil Code Section 1951.4) after Lessee's Breach and abandonment and recover the rent as it becomes due, provided Lessee has the right to sublet or assign, subject only to reasonable limitations. See Paragraphs 12 and 36 for the limitations on assignment and subletting which limitations Lessee and Lessor agree are reasonable. Acts of maintenance or preservation, efforts to relet the Premises, or the appointment of a receiver to protect the Lessor's interest under the Lease, shall not constitute a termination of the Lessee's right to possession.

           (c) Pursue any other remedy now or hereafter available to Lessor under the laws or judicial decisions of the state wherein the Premises are located.

           (d) The expiration or termination of this Lease and/or the termination of Lessee's right to possession shall not relieve Lessee from liability under any indemnity provisions of this Lease as to matters occurring or accruing during the term hereof or by reason of Lessee's occupancy of the Premises.

     13.3 INDUCEMENT RECAPTURE IN EVENT OF BREACH. Any agreement by Lessor for free or abated rent or other charges applicable to the Premises, or for the giving or paying by Lessor to or for Lessee of any cash or other bonus, inducement or consideration for Lessee's entering into this Lease, all of which concessions are hereinafter referred to as "INDUCEMENT PROVISIONS," shall be deemed conditioned upon Lessee's full and faithful performance of all of the terms, covenants and conditions of this Lease to be performed or observed by Lessee during the term hereof as the same may be extended. Upon the occurrence of a Breach of this Lease by Lessee, as defined in Paragraph 13.1, any such inducement Provision shall automatically be deemed deleted from this Lease and of no further force or effect, and any rent, other charge, bonus, inducement or consideration theretofore abated, given or paid by Lessor under such an Inducement Provision shall be immediately due and payable by Lessee to Lessor, and recoverable by Lessor as additional rent due under this Lease, notwithstanding any subsequent cure of said Breach by Lessee. The acceptance by Lessor of rent or the cure of the Breach which initiated the operation of this Paragraph shall not be deemed a waiver by Lessor of the provisions of this Paragraph unless specifically so stated in writing by Lessor at the time of such acceptance.

     13.4 LATE CHARGES. Lessee hereby acknowledges that late payment by Lessee to Lessor of rent and other sums due hereunder will cause Lessor to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed upon Lessor by the terms of any ground lease, mortgage or trust deed covering the Premises. Accordingly, if any installment of rent or any other sum due from Lessee shall not be received by Lessor or Lessor's designee within five (5) days after Lessee's receipt of written notice of the delinquent, without any requirement for notice to Lessee, Lessee shall pay to Lessor a late charge equal to six percent (6%) of such overdue amount. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Lessor will incur by reason of late payment by Lessee. Acceptance of such late charge by Lessor shall in no event constitute a waiver of Lessee's Default or Breach with respect to such overdue amount, nor prevent Lessor from exercising any of the other rights and remedies granted hereunder. In the event that a late charge is payable hereunder, whether or not collected, for three (3) consecutive installments of Base Rent, then notwithstanding Paragraph 4.1 or any other provision of this Lease to the contrary, Base Rent shall, at Lessor's option, become due and payable quarterly in advance .

     13.5 BREACH BY LESSOR. Lessor shall not be deemed in breach of this Lease unless Lessor fails within a reasonable time to perform an obligation required to be performed by Lessor. For purposes of this Paragraph 13.5, a reasonable time shall in no event be less than thirty (30) days after receipt by Lessor, and by the holders of any ground lease, mortgage or deed of trust covering the Premises whose name and address shall have been furnished Lessee in writing for such purpose, of written notice specifying wherein such obligation of Lessor has not been performed; provided, however, that if the nature of Lessor's obligation is such that more than thirty (30) days after such notice are reasonably required for its performance, then Lessor shall not be in breach of this Lease if performance is commenced within such thirty (30) day period and thereafter diligently pursued to completion.

14. CONDEMNATION. If the Premises or any portion thereof are taken under the power of eminent domain or sold under the threat of the exercise of said power (all of which are herein called "condemnation"), this Lease shall terminate as to the part so taken as of the date the condemning authority takes

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NET
and said taking materially affects Lessee's ability to operate its business within the demised Premises, title or possession, whichever first occurs. If more than ten percent (10%) of the floor area of the Premises, or more than twenty-five percent (25%) of the land area not occupied by any building, is taken by condemnation, Lessee may, at Lessee's option, to be exercised in writing within ten (10) days after Lessor shall have given Lessee written notice of such taking (or in the absence of such notice, within ten (10) days after the condemning authority shall have taken possession) terminate this Lease as of the date the condemning authority takes such possession. If Lessee does not terminate this Lease in accordance with the foregoing, this Lease shall remain in full force and effect as to the portion of the Premises remaining, except that the Base Rent shall be reduced in the same proportion as the rentable floor area of the Premises taken bears to the total rentable floor area of the building located on the Premises No reduction of Base Rent shall occur if the only portion of the Premises taken is land on which there is no building. Any award for the taking of all or any part of the Premises under the power of eminent domain or any payment made under threat of the exercise of such power shall be the property of Lessor, whether such award shall be made as compensation for diminution in value of the leasehold or for the taking of the fee, or as severance damages; provided, however, that Lessee shall be entitled to any compensation separately awarded to Lessee for Lessee's relocation expenses and/or loss of Lessee's Trade Fixtures. In the event that this Lease is not terminated by reason of such condemnation, Lessor shall to the extent of its net severance damages received, over and above the legal and other expenses incurred by Lessor in the condemnation matter, repair any damage to the Premises caused by such condemnation, except to the extent that Lessee has been reimbursed therefor by the condemning authority. Lessee shall be responsible for the payment of any amount in excess of such net severance damages required to complete such repair.

15.  BROKER'S FEE. See paragraph 51.

     15.6 Lessor and Lessee hereby consent to and approve all agency relationships, including any dual agencies, indicated in Paragraph 1.10.

16.  TENANCY STATEMENT.

     16.1 Each Party (as "RESPONDING PARTY") shall within ten (10) days after written notice from the other Party (the "REQUESTING PARTY") execute, acknowledge and deliver to the Requesting Party a statement in writing in form similar to the then most current "TENANCY STATEMENT" form published by the American Industrial Real Estate Association, plus such additional information, confirmation and/or statements as may be reasonably requested by the Requesting Party.

     16.2 If Lessor desires to finance, refinance, or sell the Premises, any part thereof, or the building of which the Premises are a part, Lessee and all Guarantors of Lessee's performance hereunder shall deliver to any potential lender or purchaser designated by Lessor such financial statements if readily available of Lessee and such Guarantors as may be reasonably required by such lender or purchaser, including but not limited to Lessee's financial statements for the past three (3) years. All such financial statements shall be received by Lessor and such lender or purchaser in confidence and shall be used only for the purposes herein set forth.

17. LESSOR'S LIABILITY. The term "LESSOR" as used herein shall mean the owner or owners at the time in question of the fee title to the Premises, or, if this is a sublease, of the Lessee's interest in the prior lease. In the event of a transfer of Lessor's title or interest in the Premises or in this Lease, Lessor shall deliver to the transferee or assignee (in cash or by credit) any unused Security Deposit held by Lessor at the time of such transfer or assignment. Except as provided in Paragraph 15, upon such transfer or assignment and delivery of the Security Deposit, as aforesaid, the prior Lessor shall be relieved of all liability with respect to the obligations and/or covenants under this Lease thereafter to be performed by the Lessor. Subject to the foregoing, the obligations and/or covenants in this Lease to be performed by the Lessor shall be binding only upon the Lessor as hereinabove defined.

18. SEVERABILITY. The invalidity of any provision of this Lease, as determined by a court of competent jurisdiction, shall in no way affect the validity of any other provision hereof.

19. INTEREST ON PAST-DUE OBLIGATIONS. Any monetary payment due Lessor hereunder, other than late charges, not received by Lessor within thirty (30) days following the date on which it was due, shall bear interest from the thirty-first (31st) day after it was due at the rate of 12% per annum, but not exceeding the maximum rate allowed by law, in addition to the late charge provided for in Paragraph 13.4.

20. TIME OF ESSENCE. Time is of the essence with respect to the performance of all obligations to be performed or observed by the Parties under this Lease.

21. RENT DEFINED. All monetary obligations of Lessee to Lessor under the terms of this Lease are deemed to be rent.

22. NO PRIOR OR OTHER AGREEMENTS; BROKER DISCLAIMER. This Lease contains all agreements between the Parties with respect to any matter mentioned herein, and no other prior or contemporaneous agreement or understanding shall be effective.

23.  NOTICES.

     23.1 All notices required or permitted by this Lease shall be in writing and may be delivered in person (by hand or by messenger or courier service) or may be sent by regular, certified or registered mail or U.S. Postal Service Express Mail, with postage prepaid, or by facsimile transmission, and shall be deemed sufficiently given if served in a manner specified in this Paragraph 23. The addresses noted adjacent to a Party's signature on this Lease shall be that Party's address for delivery or mailing of notice purposes. Either Party may be written notice to the other specify a different address for notice purposes, except that upon Lessee's taking possession of the Premises, the Premises shall constitute Lessee's address for the purpose of mailing or delivering notices to Lessee. A copy of all notices required or permitted to be given to Lessor hereunder shall be concurrently transmitted to such party or parties at such addresses as Lessor may from time to time hereafter designate by written notice to Lessee.

     23.2 Any notice sent by registered or certified mail, return receipt requested, shall be deemed given on the date of delivery shown on the receipt card, or if no delivery date is shown, the postmark thereon. If sent by regular mail the notice shall be deemed given 3 business days after the same is addressed as required herein and mailed with postage prepaid. Notices delivered by United States Express Mail or overnight courier that guarantees next day delivery shall be deemed given twenty-four (24) hours after delivery of the same to the United States Postal Service or courier. If any notice is transmitted by facsimile transmission or similar means, the same shall be deemed served or delivered upon telephone confirmation of receipt of the transmission thereof, provided a copy is also delivered via delivery or mail. If notice is received on a Sunday or legal holiday, it shall be deemed received on the next business day.

24. WAIVERS. No waiver of the Default or Breach of any term, covenant or condition hereof by either party shall be deemed a waiver of any other term, covenant or condition hereof, or of any subsequent Default or Breach by the other of the same or of any other term, covenant or condition hereof. Lessor's consent to, or approval of, any act shall not be deemed to render unnecessary the obtaining of Lessor's consent to, or approval of, any subsequent or similar act by Lessee, or be construed as the basis of an estoppel to enforce the provision or provisions of this Lease requiring such consent. Regardless of Lessor's knowledge of a Default or Breach at the time of accepting rent, the acceptance of rent by Lessor shall not be a waiver of any preceding Default or Breach by Lessee of any provision hereof, other than the failure of Lessee to pay the particular rent so accepted. Any payment given Lessor by Lessee may be accepted by Lessor on account of moneys or damages due Lessor, notwithstanding any qualifying statements or conditions made by Lessee in connection therewith, which such statements and/or conditions shall be of no force or effect whatsoever unless specifically agreed to in writing by Lessor at or before the time of deposit of such payment.

25. RECORDING. Either Lessor or Lessee shall, upon request of the other, execute, acknowledge and deliver to the other a short form memorandum of this Lease for recording purposes. The Party requesting recordation shall be responsible for payment of any fees or taxes applicable thereto.

26. NO RIGHT TO HOLDOVER. Lessee has no right to retain possession of the Premises or any part thereof beyond the expiration or earlier termination of this Lease.

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

27. CUMULATIVE REMEDIES. No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.

28. COVENANTS AND CONDITIONS. All provisions of this Lease are both covenants and conditions.

29. BINDING EFFECT; CHOICE OF LAW. This Lease shall be binding upon the parties, their personal representatives, successors and assigns and be governed by the laws of the State in which the Premises are located. Any litigation between the Parties hereto concerning this Lease shall be initiated in the county in which the Premises are located.

30.  SUBORDINATION; ATTORNMENT; NON-DISTURBANCE.

     30.1 SUBORDINATION. This Lease and any Option granted hereby shall be subject and subordinate to any ground lease, mortgage, deed of trust, or other hypothecation or security device (collectively, "SECURITY DEVICE"), now or hereafter placed by Lessor upon the real property of which the Premises are a part, to any and all advances made on the security thereof, and to all renewals, modifications, consolidations, replacements and extensions thereof. Lessee agrees that the Lenders holding any such Security Device shall have no duty, liability or obligation to perform any of the obligations of Lessor under this Lease, but that in the event of Lessor's default with respect to any such obligation, Lessee will give any Lender whose name and address have been furnished Lessee in writing for such purpose notice of Lessor's default and allow such Lender thirty (30) days following receipt of such notice for the cure of said default before invoking any remedies Lessee may have by reason thereof. If any Lender shall elect to have this Lease and/or any Option granted hereby superior to the lien of its Security Device and shall give written notice thereof to Lessee, this Lease and such Options shall be deemed prior to such Security Device, notwithstanding the relative dates of the documentation or recordation thereof.

     30.2 ATTORNMENT. Subject to the non-disturbance provisions of Paragraph 30.3, Lessee agrees to attorn to a Lender or any other party who acquires ownership of the Premises by reason of a foreclosure of a Security Device, and that in the event of such foreclosure, such new owner shall not: (i) be liable for any act or omission of any prior lessor or with respect to events occurring prior to acquisition of ownership, (ii) be subject to any offsets or defenses which Lessee might have against any prior lessor, or (iii) be bound by prepayment of more than one (1) month's rent.

     30.3 NON-DISTURBANCE. With respect to Security Devices entered into by Lessor after the execution of this Lease, Lessee's subordination of this Lease shall be subject to receiving assurance (a "NON-DISTURBANCE AGREEMENT") from the Lender that Lessee's possession and this Lease, including any options to extend the term hereof, will not be disturbed so long as Lessee is not in Breach hereof and attorns to the record owner of the Premises.

     30.4 SELF-EXECUTING. The agreements contained in this Paragraph 30 shall be effective without the execution of any further documents; provided, however, that, upon written request from Lessor or a Lender in connection with a sale, financing or refinancing of the Premises, Lessee and Lessor shall execute such further writings as may be reasonably required to separately document any such subordination or non-subordination, attornment and/or non-disturbance agreement as is provided for herein.

31. ATTORNEY'S FEES. If any Party brings an action or proceeding to enforce the terms hereof or declare rights hereunder, the Prevailing Party (as hereafter defined) or Broker in any such proceeding, action, or appeal thereon, shall be entitled to reasonable attorney's fees. Such fees may be awarded in the same suit or recovered in a separate suit, whether or not such action or proceeding is pursued to decision or judgment. The term, "PREVAILING PARTY" shall include, without limitation, a Party who substantially obtains or defeats the relief sought, as the case may be, whether by compromise, settlement, judgment, or the abandonment by the other Party of its claim or defense. The attorney's fees award shall not be computed in accordance with any court fee schedule, but shall be such as to fully reimburse all attorney's fees reasonably incurred. Lessor shall be entitled to attorney's fees, costs and expenses incurred in the preparation and service of notices of Default and consultations in connection therewith, whether or not a legal action is subsequently commenced in connection with such Default or resulting Breach.

32. LESSOR'S ACCESS; SHOWING PREMISES; REPAIRS. Lessor and Lessor's agents shall have the right to enter the Premises at any time, in the case of an emergency, and otherwise at reasonable times for the purpose of showing the same to prospective purchasers, lenders, or lessees, and making such alterations, repairs, improvements or additions to the Premises or to the building of which they are a part, as Lessor may reasonably deem necessary. Lessor may at any time place on or about the Premises or building any ordinary "For Sale" signs and Lessor may at any time during the last one hundred twenty (120) days of the term hereof place on or about the Premises any ordinary "For Lease" signs. All such activities of Lessor shall be without abatement of rent or liability to Lessee.

33. AUCTIONS. Lessee shall not conduct, nor permit to be conducted, either voluntarily or involuntarily, any auction upon the Premises without first having obtained Lessor's prior written consent. Notwithstanding anything to the contrary in this Lease, Lessor shall not be obligated to exercise any standard of reasonableness in determining whether to grant such consent.

34. SIGNS. Lessee shall not place any sign upon the Premises, except that Lessee may, with Lessor's prior written consent, install (but not on the roof) such signs as are reasonably required to advertise Lessee's own business. The installation of any sign on the Premises by or for Lessee shall be subject to the provisions of Paragraph 7 (Maintenance, Repairs, Utility Installations, Trade Fixtures and Alterations). Unless otherwise expressly agreed herein, Lessor reserves all rights to the use of the roof and the right to install, and all revenues from the installation of, such advertising signs on the Premises, including the roof, as do not unreasonably interfere with the conduct of Lessee's business.

35. TERMINATION; MERGER. Unless specifically stated otherwise in writing by Lessor, the voluntary or other surrender of this Lease by Lessee, the mutual termination or cancellation hereof, or a termination hereof by Lessor for Breach by Lessee, shall automatically terminate any sublease or lesser estate in the Premises; provided, however, Lessor shall, in the event of any such surrender, termination or cancellation, have the option to continue any one or all of any existing subtenancies. Lessor's failure within ten (10) days following any such event to make a written election to the contrary by written notice to the holder of any such lesser interest, shall constitute Lessor's election to have such event constitute the termination of such interest.

36.  CONSENTS.

          (a) Except for Paragraph 33 hereof (Auctions) or as otherwise provided herein, wherever in this Lease the consent of a Party is required to an act by or for the other Party, such consent shall not be unreasonably withheld or delayed. Lessor's actual reasonable costs and expenses (including but not limited to architects', attorneys', engineers' or other consultants' fees) incurred in the consideration of, or response to, a request by Lessee for any Lessor consent pertaining to this Lease or the Premises, including but not limited to consents to an assignment, a subletting or the presence or use of a Hazardous Substance, practice or storage tank, shall be paid by Lessee to Lessor upon receipt of an invoice and supporting documentation therefor. Subject to Paragraph 12.2(e) (applicable to assignment or subletting), Lessor may, as a condition to considering any such request by Lessee, require that Lessee deposit with Lessor an amount of money (in addition to the Security Deposit held under Paragraph 5) reasonably calculated by Lessor to represent the cost Lessor will incur in considering and responding to Lessee's request. Except as otherwise provided, any unused portion of said deposit shall be refunded to Lessee without interest. Lessor's consent to any act, assignment of this Lease or subletting of the Premises by Lessee shall not constitute an acknowledgement that no Default or Breach by Lessee of this Lease exists, nor shall such consent be deemed a waiver of any then existing Default or Breach, except as may be otherwise specifically stated in writing by Lessor at the time of such consent.

          (b) All conditions to Lessor's consent specifically authorized by this Lease are acknowledged by Lessee as being reasonable. The failure to specify herein any particular condition to Lessor's consent shall not preclude the imposition by Lessor at the time of consent of such further or other conditions as are then reasonable with reference to the particular matter for which consent is being given.

37.  GUARANTOR.

     37.1 If there are to be any Guarantors of this Lease per Paragraph 1.11, the form of the guaranty to be executed by each such Guarantor shall be in the form most recently published by the American Industrial Real Estate Association, and each said Guarantor shall have the same obligations as Lessee under this Lease, including but not limited to the obligation to provide the Tenancy Statement and information called for by Paragraph 16.

     37.2 It shall constitute a Default of the Lessee under this Lease if any such Guarantor fails or refuses, upon reasonable request by Lessor to give: (a) evidence of the due execution of the guaranty called for by this Lease, including the authority of the Guarantor (and of the party signing on Guarantor's behalf) to obligate such Guarantor on said guaranty, and including in the case of a corporate Guarantor, a certified copy of a resolution of its board of directors authorizing the making of such guaranty, together with a certificate of incumbency showing the signature of the persons authorized to sign on its behalf, (b) current financial statements of Guarantor as may from time to time be requested by Lessor, (c) a Tenancy Statement, or (d) written confirmation that the guaranty is still in effect.

38. QUIET POSSESSION. Upon payment by Lessee of the rent for the Premises and the observance and performance of all of the covenants, conditions and provisions on Lessee's part to be observed and performed under this Lease, Lessee shall have quiet possession of the Premises for the entire term hereof subject to all of the provisions of this Lease.

39.  OPTIONS.

     39.1 DEFINITION. As used in this Paragraph 39 the word "Option" has the following meaning: (a) the right to extend the term of this Lease or to renew this Lease or to extend or renew any lease that Lessee has on other property of Lessor; (b) the right of first refusal to lease the Premises or the right of first offer to lease the Premises or the right of first refusal to lease other property of Lessor or the right of first offer to lease other property of Lessor; (c) the right to purchase the Premises, or the right of first refusal to purchase the Premises, or the right of first offer to purchase the Premises, or the right to purchase other property of Lessor, or the right of first refusal to purchase other property of Lessor, or the right of first offer to purchase other property of Lessor.

     39.2 OPTIONS PERSONAL TO ORIGINAL LESSEE OR LESSEE'S SUCCESSOR. Each Option granted to Lessee in this Lease is personal to the original Lessee or Lessee's successor named in Paragraph 1.1 hereof, and cannot be voluntarily or involuntarily assigned or exercised by any person or entity other than said original Lessee or Lessee's successor while the original Lessee is in full and actual possession of the Premises and without the intention of thereafter assigning or subletting. The Options, if any, herein granted to Lessee are not assignable, either as a part of an assignment of this Lease or separately or apart therefrom, except for Lessee's successor by merger, sale, acquisition or similar and no Option may be separated from this Lease in any manner, by reservation or otherwise.

                                               Initials /s/ Signature Illegible

     39.3 MULTIPLE OPTIONS. In the event that Lessee has any Multiple Options to extend or renew this Lease, a later Option cannot be exercised unless the prior Options to extend or renew this Lease have been validly exercised.

     39.4  EFFECT OF DEFAULT ON OPTIONS.

          (a) Lessee shall have no right to exercise an Option, notwithstanding any provision in the grant of Option to the contrary: (i) during the period commencing with the giving of any notice of Default under Paragraph 13.1 and continuing until the noticed Default is cured, or (ii) during the period of time any monetary obligation due Lessor from Lessee is unpaid (without regard to whether notice thereof is given Lessee), or (iii) during the time Lessee is in Breach of this Lease, or (iv) in the event that Lessor has given to Lessee three
(3) or more notices of Default under Paragraph 13.1, whether or not the Defaults are cured, during the twelve (12) month period immediately preceding the exercise of the Option.

          (b) The period of time within which an Option may be exercised shall not be extended or enlarged by reason of Lessee's inability to exercise an Option because of the provisions of Paragraph 39.4(a).

          (c) All rights of Lessee under the provisions of an Option shall terminate and be of no further force or effect, notwithstanding Lessee's due and timely exercise of the Option, if, after such exercise and during the term of this Lease, (i) Lessee fails to pay to Lessor a monetary obligation of Lessee for a period of thirty (30) days after such obligation becomes due (without any necessity of Lessor to give notice thereof to Lessee), or (ii) Lessor gives to Lessee three (3) or more notices of Default under Paragraph 13.1 during any twelve (12) month period, whether or not the Defaults are cured, or (iii) if Lessee commits a Breach of this Lease.

41. SECURITY MEASURES. Lessee hereby acknowledges that the rental payable to Lessor hereunder does not include the cost of guard service or other security measures, and that Lessor shall have no obligation whatsoever to provide same. Lessee assumes all responsibility for the protection of the Premises, Lessee, its agents and invitees and their property from the acts of third parties.

42. RESERVATIONS. Lessor reserves to itself the right, from time to time, to grant, without the consent or joinder of Lessee, such easements, rights and dedications that Lessor deems necessary, and to cause the recordation of parcel maps and restrictions, so long as such easements, rights, dedications, maps and restrictions do not unreasonably interfere with the use of the Premises by Lessee. Lessee agrees to sign any documents reasonably requested any Lessor to effectuate any such easement rights, dedication, map or restrictions.

43. PERFORMANCE UNDER PROTEST. If at any time a dispute shall arise as to any amount or sum of money to be paid by one Party to the other under the provisions hereof, the Party against whom the obligation to pay the money is asserted shall have the right to make payment "under protest" and such payment shall not be regarded as a voluntary payment and there shall survive the right on the part of said Party to institute suit for recovery of such sum. If it shall be adjudged that there was no legal obligation on the part of said Party to pay such sum or any part thereof, said Party shall be entitled to recover such sum or so much thereof as it was not legally required to pay under the provisions of this Lease.

44. AUTHORITY. If either Party hereto is a corporation, trust, or general or limited partnership, each individual executing this Lease on behalf of such entity represents and warrants that he or she is duly authorized to execute and deliver this Lease on its behalf. If Lessee is a corporation, trust or partnership, Lessee shall, within thirty (30) days after request by Lessor, deliver to Lessor evidence satisfactory to Lessor of such authority.

45. CONFLICT. Any conflict between the printed provisions of this Lease and the typewritten or handwritten provisions shall be controlled by the typewritten or handwritten provisions.

46. OFFER. Preparation of this Lease by Lessor or Lessor's agent and submission of same to Lessee shall not be deemed an offer to lease to Lessee. This Lease is not intended to be binding until executed by all Parties hereto.

47. AMENDMENTS. This Lease may be modified only in writing, signed by the Parties in interest at the time of the modification. The parties shall amend this Lease from time to time to reflect any adjustments that are made to the Base Rent or other rent payable under this Lease. As long as they do not materially increase obligations hereunder, or decrease Lessee's rights hereunder, or otherwise affect Lessee's use or occupancy of the Premises. Lessee agrees to make such reasonable non-monetary modifications to this Lease as may be reasonably required by an institutional, insurance company, or pension plan Lender in connection with the obtaining of normal financing or refinancing of the property of which the Premises are a part.

48. MULTIPLE PARTIES. Except as otherwise expressly provided herein, if more than one person or entity is named herein as either Lessor or Lessee, the obligations of such Multiple Parties shall be the joint and several responsibility of all persons or entities named herein as such Lessor or Lessee.

LESSOR AND LESSEE HAVE CAREFULLY READ AND REVIEW THIS LEASE AND EACH TERM AND PROVISION CONTAINED HEREIN, AND BY THE EXECUTION OF THIS LEASE SHOW THEIR INFORMED AND VOLUNTARY CONSENT THERETO. THE PARTIES HEREBY AGREE THAT, AT THE TIME THIS LEASE IS EXECUTED, THE TERMS OF THIS LEASE ARE COMMERCIALLY REASONABLE AND EFFECTUATE THE INTENT AND PURPOSE OF LESSOR AND LESSEE WITH RESPECT TO THE PREMISES.

     IF THIS LEASE HAS BEEN FILLED IN, IT HAS BEEN PREPARED FOR SUBMISSION TO YOUR ATTORNEY FOR HIS APPROVAL. FURTHER, EXPERTS SHOULD BE CONSULTED TO EVALUATE THE CONDITION OF THE PROPERTY AS TO THE POSSIBLE PRESENCE OF ASBESTOS, STORAGE TANKS OR HAZARDOUS SUBSTANCES. NO REPRESENTATION OR RECOMMENDATION IS MADE BY THE AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION OR BY THE REAL ESTATE BROKER(S) OR THEIR AGENTS OR EMPLOYEES AS TO THE LEGAL SUFFICIENCY, LEGAL EFFECT, OR TAX CONSEQUENCES OF THIS LEASE OR THE TRANSACTION TO WHICH IT RELATES; THE PARTIES SHALL RELY SOLELY UPON THE ADVICE OF THEIR OWN COUNSEL AS TO THE LEGAL AND TAX CONSEQUENCES OF THIS LEASE. IF THE SUBJECT PROPERTY IS LOCATED IN A STATE OTHER THAN CALIFORNIA, AN ATTORNEY FROM THE STATE WHERE THE PROPERTY IS LOCATED SHOULD BE CONSULTED.

The parties hereto have executed this Lease at the place on the dates specified above to their respective signatures.

EXECUTED AT San Leandro, CA                  EXECUTED AT Alameda, CA
            ---------------                              -----------

on 3/12/99                                   on 3/12/99
   -------                                      -------

BY LESSOR:                                   BY LESSEE:
          PlyProperties                                 TheraSense Inc.
           -------------                                ---------------
__________________                           __________________________


By /s/ Signature Illegible                   By /s/ Signature Illegible
Name Printed: Donald L. Jones                Name Printed: W. Mark Lortz
              ---------------                              -------------
TITLE: Managing Partner                      TITLE: President and CEO
       ----------------                             -----------------


By ___________________________               By /s/ Signature Illegible
Name Printed: ________________               Name Printed Fredric C. Colman
                                                          -----------------
TITLE: _______________________               TITLE: Vice President
                                                    --------------

ADDRESS: 2081 Adams Avenue                 ADDRESS: * 1311 Harbor Bay Parkway,
         -----------------                          --------------------------
         San Leandro, CA 94577                      Suite 1000 Alameda, CA 94502
         ---------------------                      ----------------------------

TEL. NO. (510) 562-2580 FAX NO.(510) 569-9333TEL. NO. (510) 749-5444 FAX NO.
          -------------         ---  --------          ---  --------
(510) 749-5401
 ---  --------

                                      *address to change to demised Premises
                                      upon commencement of this Lease

                                    PAGE 10

NET

NOTICE: These forms are often modified to meet changing requirements of law and industry needs. Always write or call to make sure you are utilizing the most current form: American Industrial Real Estate Association, 345 South Figueroa Street, Suite M-1, Los Angeles, CA 90071. (213) 687-8777. Fax. No. (213) 687-8616.

 (c) Copyright 1990-By American Industrial Real Estate Association. All Rights Reserved

ADDENDUM TO STANDARD INDUSTRIAL LEASE DATED FEBRUARY 26, 1999, BY AND BETWEEN PLYPROPERTIES, AS LESSOR, AND THERASENSE INC., AS LESSEE.

49.  Construction of Improvements/Prior Occupancy/Commencement of Lease.
     ------------------------------------------------------------------

     a. Lessor agrees, in accordance with the attached Work Letter, at its sole cost and expense except as provided for below, and as soon as it can reasonably be accomplished following the execution of this Lease, to (1) complete and submit plans and specifications for the improvement of the subject Premises to Lessee for its approval, which approval shall not be unreasonably withheld, said improvements to be in conformity with the preliminary specifications set forth in Exhibit "B" to this Lease (for all intent and purposes and for their mutual benefit Lessor and Lessee shall work together in preparing said plans and specifications); (2) apply for and secure appropriate building permits; and (3) commence and prosecute to completion in a diligent and good and workmanlike manner the construction and delivery of said improvements to Lessee. The parties hereto are aiming toward substantial completion and delivery of Lessee's Premises by May 1, 1999, provided Lessor is not delayed by causes beyond its control, which shall include but not be limited to any unanticipated delays in obtaining construction drawings and in securing permits; delays in construction due to fires, unusually severe weather, labor problems, including strikes or slowdowns; acts of God, and other similar causes, and delays caused by the Lessee or its agents and/or sub-contractors.

Should Lessor fail to deliver the Premises by May 1, 1999, then this Lease shall commence upon the date Lessor does substantially complete the above work and delivers possession to Lessee.

If the actual commencement date of this Lease is other than that set forth in paragraph 3 above, then Lessor and Lessee shall prepare and execute an Amendment to Lease setting forth the revised commencement date of the Lease term, but failure to execute such an amendment shall not affect the actual commencement date.

     b. "Substantial completion" or "substantially completing" shall be the date as agreed between Lessor and Lessee, or, if the parties cannot so agree, then it shall be upon execution of a certification from the architect or engineer supervising the construction of the Premises that all of the improvements hereto above described have been on the date specified in said certification substantially completed in accordance with the plans and specifications to the extent that Lessee can reasonably and conveniently use and occupy the building and appurtenances for the conduct of its ordinary business and, if required, the issuance of a certificate, or temporary certificate, of occupancy for the Premises. It is understood that Lessee may commence its work within the Premises before Lessor substantially completes its construction; however, Lessee agrees that its work shall not interfere with or delay Lessor's construction, including the date of substantial completion, and shall be subject to the provisions of sub-paragraph c. below. Nor shall substantial completion be delayed due to Lessee's delay or failure to complete any improvements it undertakes or to perform its tasks.

     c.  Early Possession. If the above improvements are not substantially
         ----------------
completed by the scheduled commencement date of this Lease of May 1, 1999, then Lessee shall be granted prior occupancy of the demised Premises, effective May 1, 1999, for the purposes of setting up its manufacturing equipment and operations; and, effective upon that date or the date that the manufacturing portion of the subject building has been sufficiently completed to permit Lessee to begin setting up its manufacturing operations, whichever occurs later, Lessee shall pay beginning on that date, as additional consideration for Lessor's entering into this Lease, a partial rent of $40,000 per month, which partial rent shall include real estate taxes and insurance expenses on the property, until the commencement date of the Lease as defined above, at which time Lessee will begin paying its base rent, per the terms of the Lease, at the $62,500 per month rate. All other terms and conditions of the Lease shall be in effect during such early possession period, including Lessee's obligation to carry liability insurance and to indemnify the Lessor. The above "early possession" payments due under this section shall be deemed to be payments of additional rent and any failure to make such payments when due may, in Lessor's discretion, be deemed to be a default under this Lease.

50.  Cost Overruns/Rental Adjustments/IDB Financing Credits/Equipment
     ----------------------------------------------------------------
Purchases/Credit if Surplus Land Sold.
-------------------------------------

     a.  T.I. Allowance/Cost Overruns/Lessee's Cash Payments. Notwithstanding
         ---------------------------------------------------
any provision of this Lease to the contrary, it is understood and agreed that Lessee shall pay to Lessor in cash, within thirty (30) days after Lessor delivers possession of the Premises to Lessee or within thirty (30) days of the construction and payment by Lessor of any work specifically ordered by Lessee that is outside of the scope of Lessor's work set forth in Exhibit "B" to this Lease, any construction costs paid or incurred by Lessor in excess of the tenant improvement ("T.I.") allowance of $25 per footprint square footage that is provided for in Exhibit "B". It is understood and agreed that said $25 includes a portion of T.I. type improvements that have either already been installed or are stored on site, as described in Exhibit "B".

                                                         /s/ Signature Illegible

                                                         /s/ Signature Illegible

Prior to the start of major tenant improvement work, Lessor will provide Lessee with budget estimates for the work described in Section 49.a. above. Such estimates shall represent Lessor's reasonable estimates based on contractor estimates or information then known by Lessor, but Lessee agrees that such estimates are subject to change based upon (i) change in design; (ii) time;
(iii) actual bids received; (iv) delays in construction; or (v) other reasonable changes or adjustments. Lessor makes no representation that the budget estimates will set forth the actual costs that will be incurred. Lessor will reasonably advise Lessee from time to time as to material changes in the budget or actual costs.

     b.  IDB Financing Credits. Financing of the subject project has, in part,
         ---------------------
been funded through the State's Industrial Development Bond ("IDB") Program that is designed to lower the cost of manufacturing in California. Such financing has historically assessed a lower interest rate and sometimes a longer amortization schedule than conventional financing. Lessor agrees to credit or to otherwise pay back to Lessee, from the monthly rent collected herein, an amount equal to the difference between the IDB's "effective" debt service (including but not limited to bond interest, amortization, trustee and similar fees, and the cost of the Letter of Credit from a bank), and the debt service that would be in effect on a conventional loan, assuming that said loan was in an amount equal to the principal amount of the bond financing allocated to land and improvements (real estate) at a seven and three-quarters (7.75%) percent per annum interest rate and a 25 year amortization schedule (the "Differential"); provided, however, that (i) any difference in principal reduction (equity build-up) between the IDB and hypothetical conventional financing will be debited or credited from the Differential, and (ii) if the IDB financing is also used to purchase equipment by and for the Lessee under the conditions set forth in sub-section "c" below, or tenant improvements in excess of Lessee's tenant improvement allowance per Exhibit "B" that are designed for Lessee's specific use and would not likely be used by a future tenant, under in effect a loan of a portion of the IDB financing by the Lessor to the Lessee, then said Differential shall be reduced by a risk factor, recognizing the increased credit risk to the Lessor from both the increased bond amount and an allocation of a portion of it to non-real estate purposes, equal to 50 basis points for every $1 million of the IDB financing that is allocated to such equipment purchases or special improvements.

By way of example, assume that the IDB financing allocated to the land and improvements equals $5,000,000, and that the "effective" debt service, as defined above, on that sum is based on a merged interest rate of 5.5% and a 30 year amortization schedule. The resultant monthly debt service on the IDB's would be $28,389.45. Assume further that the bond principal has not been used to purchase equipment, or special improvements in excess of Lessee's T.I. allowance. The corresponding monthly debt service on the hypothetical 7.75%, 25 year amortized conventional loan would be $37,766.44, resulting in a credit to the Lessee of $9,376.99 per month, before any adjustments for differences in principal reduction. Based on the above two loans, the principal reduction in the first year with the IDB financing example would be $67,349, whereas with the conventional loan $68,076. Therefore, the Lessee's first year credit of $9,376.99 x 12 = $112,523.88, in the above example, would be reduced by the $727 difference in principal reduction.

Assume further that the IDB financing equals $6,000,000, and that $1 million of that amount has been used to purchase equipment or special improvements over and above Lessee's T.I. allowance. The monthly debt service on the increased IDB loan would be $34,067.34; and the hypothetical rate on the conventional financing would be decreased from 7.75% to 7.25% to reflect the increased risk factor - deriving a monthly debt service of $43,368.41. The resultant credit to the Lessee would, therefore, equal $9,301.07 per month, before any adjustments for differences in principal reduction.

     c.  Equipment Purchases from IDB funds. Notwithstanding the right of either
         ----------------------------------
or both the Lessor and its Letter of Credit Bank to approve or disapprove, at either of their sole discretion, any use of the IDB financing for the purchase of equipment to be used in the subject building for and by the Lessee, if any of the Industrial Development Bonds are so used to purchase such equipment, said financing will, in effect, be in the form of a loan from Lessor to Lessee subject to agreements between the parties hereto and the Letter of Credit bank; and:

          (1) Lessee agrees to pay to Lessor as additional monthly rent that portion of the IDB debt service that is attributable to servicing such equipment purchases and loan(s); and

          (2) Lessee agrees, at the end of the lease term or upon the earlier termination of this Lease, to pay off any principal portion of the IDB bond financing that remains allocated to the equipment purchases.

     d.   Rental Adjustments. The base rental of $62,500.00 per month will be
          ------------------
adjusted every two and one-half years during the primary term of the lease as follows:

          (1) Months 31 through 60: The initial base monthly rent of $62,500.00 shall be adjusted at the beginning of the 31st month, and the base rent as so adjusted shall be payable each succeeding month until the end of the 60th month, as follows: The base for computing the adjustment is the Consumer Price Index for All Urban Consumers, San Francisco-Oakland, published by the United States Department of

                                                         /s/ Signature Illegible

                                                         /s/ Signature Illegible

Labor, Bureau of Labor Statistics ("Index"), which is published for the month of January, 1999 ("Beginning Index"). If the Index published for the month of July immediately preceding the 31st month adjustment date ("31st Month Adjustment Index") is increased over the Beginning Index, the base monthly rent payable for each month of the term commencing with the 31st month, and continuing through the 60th month, shall be set by multiplying the initial or original base rent by a fraction, the numerator of which is the 31st Month Adjustment Index and the denominator of which is the Beginning Index.

Notwithstanding the foregoing, in no event shall the base rent be increased pursuant to this paragraph by less than five (5%) percent every two and one-half years (2% per year, non-compounded), or greater than seven and one-half (7.5%) percent every two and one-half years (3% per year, non-compounded).

          (2) Months 61 through 90; and 91 through 120: To be adjusted based on the same formula or method described above.

          (3) If the Index is changed so that the base year differs from 1982-84 = 100, the Index shall be converted in accordance with the conversion factor published by the United States Department of Labor, Bureau of Labor Statistics. If the Index is discontinued or otherwise revised during the Lease term, such other governmental Index or computation with which it is replaced will be used in order to obtain substantially the same result as would be obtained if the Index would not have been revised or discontinued.

     e.   Rent Reduction if Surplus Land Sold. If Lessor and Lessee mutually
          -----------------------------------
agree to sell, lease, or otherwise divest itself of all or part of Parcel 4 of the subject real property, shown outlined in blue on Exhibit "A" hereto, then the base rental as established above shall be reduced, in the case of a lease, by the net effective rent received (either by Lessee or Lessor) or attributable to that divestiture; or, in the case of a sale, by an annual amount equal to 75% of the sale's net proceeds received by Lessor multiplied by 10%.

51.  Brokers. Each party represents that it has not had dealings with any real
     -------
estate broker, agent, finder, or other person with respect to this Lease in any manner, except for Grubb & Ellis. Each party shall hold harmless the other party from all damages resulting from any claims that may be asserted against the other party by any broker, agent, finder, or other person with whom such indemnifying party has or purportedly has dealt. Lessor shall be liable for any commission or fee payable to Grubb & Ellis.

Lessor and Lessee acknowledge that Grubb & Ellis has represented both parties to this lease transaction.

52.  Limit on Liability. Lessor herein is a partnership, and it is understood
     ------------------
and agreed that any claims by Lessee against Lessor shall be limited to the assets of the partnership, and furthermore, Lessee expressly waives any and all rights to proceed against the individual partners or the officers, directors or shareholders of any corporate partner, except to the extent of their interest in said partnership.

53.  Environmental. Notwithstanding the provisions of paragraph 6.2 of the
     -------------
Lease, Lessee shall be under no obligation to indemnify Lessor for any damages resulting from toxic contamination on the site not caused by Lessee.

54.  Option to Renew. Lessor grants to Lessee an option to renew this Lease for
     ---------------
an additional five (5) year period on the same terms, conditions, covenants, agreements or amendments, if any, then in force pursuant to this Lease except for the amount of the rental which shall be determined either by agreement between the parties or by arbitration based on the fair market rent value of the Premises. For the purposes of this clause, fair market rent shall be defined as the probable triple net rent that the Premises should bring in a competitive and open market at the time that this option is exercised, with the landlord and a "highest and best use" tenant acting prudently and knowledgeably, based on the "as is" condition of the Premises at that time and upon lease terms and conditions consistent with those that govern this Lease extension.

If Lessor and Lessee are unable to agree upon said fair market rent value within thirty (30) days from notice of exercise of the option herein granted, then it will be set either by a qualified MAI appraiser chosen by the parties, or by arbitration as follows:

     a. Within five (5) days after written notice by either party to the other requesting arbitration, one arbitrator shall be appointed by each party. Notice in writing of such appointment, when made, shall be given by each party to the other. The two arbitrators so named shall meet promptly and seek to reach a conclusion as to the fair market rent value of the Premises, and their decision rendered in writing and delivered to the parties hereto shall be final and binding on the parties.

     b. If said two (2) arbitrators shall fail to reach a decision within fifteen (15) days after appointment of the second arbitrator, then the two arbitrators shall forthwith choose a third arbitrator within five (5) days to act with them. If they fail to select a third arbitrator within said five (5) days, the third arbitrator shall

                                                         /s/ Signature Illegible

                                                         /s/ Signature Illegible
be promptly appointed by the Presiding Judge of the Superior Court, State of California, County of Alameda. The party making such application to said Judge shall give the other party hereto five (5) days written notice thereof.

     c. The arbitration shall proceed with due dispatch. The third arbitrator shall select the value submitted by one of the initial two arbitrators that is closest to the value determined by the third arbitrator. The decision of third arbitrator, reached accordingly, shall be binding, final and conclusive on the parties hereto. Such decision shall be in writing and delivered to the parties.

     d. If either party fails to appoint an arbitrator as herein provided, then the arbitrator that has been appointed shall be the sole arbitrator.

     e. The expense of any such arbitration shall be borne equally between the parties hereto, except that the cost of any attorney's fees incurred by the parties are their own respective responsibilities.

     f. The arbitration shall be conducted in accordance with the applicable statutes of the State of California then in effect.

Lessee shall exercise this option by serving written notice upon Lessor of its intent to exercise the option at least six (6) months prior to the expiration of the initial ten year term of this Lease. Lessee shall have the right to exercise this option only in the event that Lessee is not in default in its performance of any material term or condition of the Lease.

55.  Expansion. The parties wish to anticipate the possible expansion of the
     ---------
Premises as generally shown on the Site Development Plan, attached hereto as Exhibit "C". Upon delivery of written notice (the "Expansion Notice") from Lessee to Lessor describing the desired expansion (the "Expansion Space") and provided that (i) Lessee at Lessor's reasonable discretion is financially sound enough to warrant the increased liability and/or risk of the expanded building and is not in default under any of the terms and conditions contained herein,
(ii) Lessor is able to obtain reasonable third-party financing for the construction of the Expansion Space, (iii) the Expansion Space is generally in conformance with the Site Development Plan, and (iv) building permits and all other necessary permits or approvals can be reasonably obtained, then Lessor shall endeavor to construct the Expansion Space.

The rent and terms for the Expansion Space and/or the modification at that time of the Lease in general, shall be negotiated between the parties based on fair market conditions, or arbitrated similar to the provisions for arbitration set forth above; and shall take into consideration, but shall not be limited to, the number of years remaining on the Lease or any extension thereof, the cost of third-party financing, the financial strength of the Lessee at the time, and the special or general nature of the improvements.

56.  Taxes & Assessments. Notwithstanding the provisions of paragraph 10 of this
     -------------------
Lease, and although the Lessee shall be responsible for paying all Harbor Bay Business Park, City of Alameda and/or other governmental assessments against the Premises or the operations of the Lessee, including but not limited to the Landscape & Lighting District, Urban Runoff, Harbor Bay Business Park Association dues and fees, the Lessee shall not be responsible for paying the principal and interest on the existing Harbor Bay Business Park Series A.D. 92-1 Assessment Bonds that were assumed by the Lessor in its purchase of the subject land.

Lessee's responsibility for tax increases that are a result of a sale or change of ownership of the property that triggers a re-assessment of the real estate pursuant to Chapter 3.5 of the California Revenue and Taxation Code, as amended, shall be limited to a five (5) percent per year increase in the assessed value of the property over its first full year of assessment, including the improvements set forth in Exhibit "B" to this Lease.

57.  Security Deposit. Notwithstanding the provisions of paragraph 5 of this
     ----------------
Lease, Lessee
shall, to further secure its obligations under this Lease, provide a letter of credit acceptable to Lessor from a bank or other credit worthy financial institution, in the principal amount of $500,000, guarantying its performance under the terms of this Lease. Said letter of credit is for the purpose, in the event of a default on the part of the Lessee in its obligations to pay rent under the Lease, of reimbursing the Lessor for a portion of the T.I. investment it shall have made in the Premises on behalf of the Lessee; and, therefore, said Letter of Credit amount shall be payable to Lessor upon Lessee's material default under the terms of this Lease without cure. Lessee's obligation to provide said Letter of Credit shall cease upon (a) the increase in Lessee's net worth to an amount of $5 million, or more, net of capital raised and earmarked but not yet expended for equipment purchases or other capital assets related to Lessee's business, and based on standard accounting reporting practices; and/or
(b) Lessee's satisfactory performance under the terms and conditions of this Lease for a period of five (5) years, provided that the Lessee is not then evidencing any significant credit or financial problems that might reflect its inability to fulfill its obligations under this Lease. In substitution of the above, under the same basic terms and conditions and intents, Lessee may either
(a) deposit $500,000 in an interest bearing escrow account payable or

                                                         /s/ Signature Illegible

                                                         /s/ Signature Illegible
forfeitable to Lessor in the event of Lessee's material default under the terms of this Lease without cure; or (b) pay $500,000 toward Lessor's share of tenant improvements, as defined in Exhibit "B", at which time Lessee's base triple net rent would decrease by $4,375.00 per month.

58.  Use of Premises. Lessor represents and warrants that Lessee's use of the
     ---------------
Premises is and will be permitted by all Applicable Requirements. If the Premises should become unsuitable for Lessee's use as a consequence of cessation of utilities, interference with access to the Premises, legal restrictions or any Hazardous Substance Condition, which does not result from Lessee's release or emission of such Hazardous Substance, and in any of the foregoing instances the interference with Lessee's use of the Premises persists for seven (7) consecutive calendar days, then Lessee shall be entitled to an equitable abatement of rent to the extent of the interference with Lessee's use of the Premises occasioned thereby. If such interference persists for more than ninety
(90) consecutive calendar days in any 360 day period, Lessee man terminate the Lease by delivery of written notice to Lessor at any time hereafter until such interference ceases.

59.  Environmental Condition.
     -----------------------

     a.  Lessor's Representations. Except as disclosed in the reports listed on
         ------------------------
Exhibit A, attached hereto and made a part hereof, true and correct copies of which have been delivered by Lessor to Lessee, to the best knowledge of Lessor,
(i) no Hazardous Substance is present on the Premises or the soil, surface water or groundwater thereof, (ii) no underground storage tanks or asbestos-containing building materials are present on the Premises, and (iii) no action, proceeding, or claim is pending or threatened concerning the Premises concerning any Hazardous Substance or pursuant to any Applicable Requirements. Lessor has delivered to Lessee all reports and environmental assessments of the Premises conducted at the request of or otherwise available to Lessor and Lessor has complied with all environmental disclosure obligations imposed upon Lessor by Applicable Requirements with respect to this transaction.

     b.  Lessor's Indemnity. Lessor shall indemnify, defend with counsel
          ------------------
reasonably acceptable to Lessee, protect, and hold harmless Lessee, its employees, agents, contractors, stockholders, officers, directors, sublessees, successors and assigns (collectively the "Lessee Indemnitees") from and against all claims, actions, suits, proceedings, governmental orders, judgments, losses, costs, personal injuries, damages, liabilities, deficiencies, fines, penalties, damages, attorney's fees, consultants' fees, and expenses of every type and nature ("Claims"), to the extent arising in connection with (i) any Hazardous Substance Condition (other than a Hazardous Substance condition resulting from Lessee's disposal, release or emission of such Hazardous Substance), and/or (ii) the violation of any Applicable Requirements governing the use, storage, disposal, emission, transportation, sale or release of a Hazardous Substance at the Premises by any person other than Lessee, its agents, employees or contractors. Notwithstanding anything to the contrary in this Lease, Lessee shall have no other liability to Lessor or any of its officers, agents, partners, lenders-or tenants as a consequence of the presence of Hazardous Substances in or about the Premises not caused by Lessee.

     c.  Lessee's and Lessor's Obligations. Lessee's obligation to comply with
          ---------------------------------
all Applicable Requirements shall not include the obligation to take action required by any Applicable Requirements governing any Hazardous Substance not brought onto the Premises by Lessee or any Hazardous Substance Condition that does not result from Lessee's disposal, emission or release of such Hazardous Substances.

60.  Entry by Lessor. Lessor and Lessor's agents, except in the case of
     ---------------
emergency, shall provide Lessee with twenty-four (24) hours' notice prior to entry of the Premises. Any such entry by Lessor and Lessor's agents shall comply with all reasonable security measures of

Lessee and shall not impair Lessee's operations more than reasonably necessary. During any such entry, Lessor and Lessor's agents shall at all times be accompanied by a representative of Lessee.

61.  Property Insurance. Notwithstanding the provisions of paragraph 8 of the
     ------------------
Lease, in no event shall Lessee have any obligation to pay or reimburse Lessor for any premiums or deductibles for flood or earthquake insurance.

62.  Assignment and Subletting.
     -------------------------

                                                         /s/ Signature Illegible

                                                         /s/ Signature Illegible

63.  Default Clause. In reference to paragraph 13.1.(a), if Lessee vacates the
     --------------
Premises for more than sixty (60) days, the Lessor shall have the right but not the requirement to terminate this Lease on thirty (30) days written notice.


                                                         /s/ Signature Illegible

                                                         /s/ Signature Illegible

                                SOUTH LOOP ROAD

                                  Exhibit "A"

                               [EXHIBIT OMITTED]

                                 "Floor Plan"

                                                         /s/ Signature Illegible

                                                         /s/ Signature Illegible

EXHIBIT "B" TO LEASE BETWEEN PLYPROPERTIES, AS LESSOR, AND THERASENSE INC., AS LESSEE, DATED JANUARY 4, 1999, COVERING THE PREMISES AT 1360 - 1380 SOUTH LOOP ROAD, ALAMEDA, CA.

The Shell portion of the subject, 54,475 square foot building, has been completed. Shell work includes, but is not necessarily limited to, site preparation, utilities and meters, paving, landscaping, and similar on-site and off-site costs; and the construction of the shell building including foundations, slabs, walls, columns, roof structure and roofing, store fronts and glazing, man doors, truck doors, and the basic electrical service, rough plumbing, and sprinkler systems.

It is understood and agreed that some tenant improvement (T.I.) work has already been installed or is being stored on-site. Those T.I.'s, which cost $700,805 including general conditions and the builder's overhead and profit, primarily consist of (i) HVAC equipment stored on-site plus plenums and ducting that have already been installed to heat and cool the entire building; (ii) electrical switch gear, including 5 transformers, 8 sub-panels and under-floor conduit, designed to distribute power throughout the building; a master lighting panel, with computer controlled modules; high intensity lighting using a combination of 400 and 250 watt metal halide fixtures installed throughout most of the building; plus miscellaneous material (sub-panels; wire; indirect office lighting fixtures; etc.) stored on-site; (iii) a glass wall and mullion system, which might be included in the design of the future offices or the R & D area; and (iv) standard office wall system material to be used in the construction of future offices.

Lessor agrees, at its sole cost and expense except as provided for below and in the Lease, to construct Lessee's (i) administrative and sales offices, which are estimated to consist of approximately 4,000 to 5,000 square feet of GNA and 5,000 to 6,000 square feet of Sales offices; (ii) R & D area, containing approximately 18,000 to 19,000 square feet of which about 60% will contain wet and dry labs; (iii) manufacturing area of approximately 16,000 to 17,,000 square feet, of which about 5,625 square feet will be enclosed by walls and ceilings to house laboratory and semi-clean manufacturing operations; (iv) three (3) restroom facilities (two serving primarily the office and R & D areas, and one the manufacturing area); and (v) dock high truck spot with leveler. A preliminary breakdown, by area and rooms, is provided in TheraSense's fax, dated December 2, 1998, attached as page 2 of this Exhibit "B".

As set forth in paragraph 50.a. of this Lease, Lessor's cost responsibility for these interior tenant improvements (T.I.'s), as defined herein, shall be limited to $25 per footprint square foot of the building, or $1,361,875. It is understood and agreed that said $25 allowance shall include a minimum cost of $490,000 allocated to those T.I. improvements have already been installed or stored on-site, as described above, and it is further understood and agreed that both Lessor and Lessee, in the design of the T.I.'s, shall endeavor in good faith to use as much of the existing $700,805 of tenant improvement in the construction of Lessee's T.I.'s. The latter assumes using open ceilings whenever possible (i.e. in the R & D and manufacturing areas) to maximize use of the existing boxcar HVAC units and plenums, the existing metal halide lighting, and the main electrical system and distribution.

T.I. items include, but are not necessarily limited to, interior partitions that separate Lessee's functions; offices and restrooms; wet and dry labs; HVAC systems; plant and office lighting and power distribution; telephone and communication systems; the conversion to one dock high truck spot; tenant signage; and all other special work that is specific to Lessee's particular use and occupancy of the demised Premises. T.I. costs shall also include design and engineering, and the cost of building permits. Construction drawings for the above, when completed, shall be attached hereto and made a part of this Lease.

Guideline specifications, dated 10/25/98, are attached as pages 3 and 4 of this Exhibit "B".

                                                         /s/ Signature Illegible

                                                         /s/ Signature Illegible

New Facility Private office and Conference Room Estimate

                                                   Rough                                               Total
CONFERENCE ROOMS                                 Dimensions                       SQ FT                SQ FT
---------------                                  ----------                       -----                -----
  Board Room                                     16"24                            384
  Messenger Team Room                            14"18                            252
  Colossus Team Room                             14"18                            252
  Technical Library                              14"18                            252
  Small Conference Room                          14"18                            252
  Interview Rooms (2)                            12"12                            288
                                                                                                      ---------
                                                                                                           1680

MISC. SERVICE ROOMS
-------------------
  Copier & Office Supply Room                    12"16                             192
  Mail Room                                      12"16                             192
  Cafateria                                      25"40                            1000
  Janitorial Closets (2)                         4"6                                48
  Chemical Storage Room                          12"14                             168
  Computer/Telcom Room                           16"16                             256
  Lobby                                          20"20                             400
  Lobby Conference Room                          14"18                             252
                                                                                                      ---------
                                                                                                           2508

PRIVATE OFFICES                                  14"16                            224                      4480
---------------
  W. Lortz (President)
  F. Colman (VP R&D)
  E. Conner (VPR&QA)
  E. Heller (VP Bus. Devlop)
  A. Heller (Chief Scientist)
  VP Marketing
  CFO
  VP Manufacturing
  VP Human Resources
  C. Liamos (Dir Finance & Purchasing)
  P. Plante (Dir Process Devlop)
  G. McGarragh (Chemistry Fellow)
  K. Lipman (Mgr National Sales)
  J. Colburn (Dir Messenger Project)
  Colossus Project Director
  Dir Marketing
  Dir QA
  Dir Manufacturing
  HR Benefits Coordinator
  Dir Human Resourses

Open Offices                                     80 10"12                         120                      9600
R&D LABS
--------
     Chemistry Labs (Wet) (5)                    30"40                           1200                      6000
     Mechanical Lab                              30"40                           1200                      1200
     Electrical Lab (2)                          30"30                            900                      1800
     Machine Shop                                25"40                           1000                      1000
     QA Environmental Lab                        30"40                           1200                      1200

     Blood Lab                                        20"30               600                               600
                                                                                                      ---------
Total R&D Labs                                                                                            11800

MANUFACTURING
-------------
  Manufacturing Area (Enclosed Space)                                    6000
  Mfg Chemistry Lab (Within MFG Area)                 30"30               900
  Warehouse, Packaging,Reciving Inspect, Stockrooms                     10000
                                                                     --------
                                                                                                      ---------
Total Mfg Space                                                                                           16000

                                                                                                      ---------
Total Space                                                                                               46068

                                                                                                      ---------

THERASENSE CONFIDENTIAL                                               12/1/98

  Exh "B", page 2

                                                         page 1

                                                         /s/ Signature Illegible

                                                         /s/ Signature Illegible

DONALD L. JONES COMPANY

Commercial Property Development
Consulting, Brokerage & Investments

PROPERTY:  1360-80 South Loop Road, Alameda

TENANT:    TheraSense Inc.

DATE:      October 25, 1998

RE:        General Specifications for the Purpose of Rough Estimating T.I.'s

A.   General Offices: The attached block space plan delineates approximately
     ---------------
9,850 square feet of office space (TheraSense's initial requirement is for about 8,500 square feet). It would roughly be divided between administrative offices at about 35%, and marketing or sales at about 65%. Marketing and sales, where the largest growth is expected, would at least in part be located along the Easterly side of the building so that it could be expanded Southerly, as shown.

In general, the specifications of the offices to be built, as described below, would be similar in quality to that of other R & D type offices developed in Harbor Bay Business Park (versus premium quality offices built in a Class A downtown buildings, or laboratory space built for biotech companies).

     1. Approximately 65% of the offices would be open space, including circulation; the balance would be made up of private offices, conference rooms, supply, lunch and similar core rooms Office systems to be installed in open space would be the responsibility of the tenant.

     2. Office restrooms are shown located approximately where rough plumbing has already been installed in the slab. Count is projected at two water closets, two urinal, and two lavs in the men's room; and three water closets and two lavs in the women's room. For pricing, assume coved linoleum flooring, FRP wainscoted walls, hard ceilings, and fairly standard accessories.

     3. Assume standard framed and gypboard walls (fire taped, textured and painted); suspended ceilings with 2 x 4 grid and second look acoustical tiles, dropped in fluorescent fixtures, and fire sprinklers; carpeted floors (or VCT in work rooms); with fairly typical allowances for electrical, telephone, and data cabling requirements. Assume that sidelights would be installed in private offices and conference rooms to enhance natural light.

     4. Re-use or adapt existing boxcar HVAC units to provide fairly standard office building conditions.

     5. An alternate study is requested to look at the possibility of building a mezzanine structure over the first floor offices, as shown with dotted lines in the Northeast corner of the building, to house future office expansion.

B.   Research and Development. R & D is projected at 17,000 to 18,500 square
     ------------------------
feet, of which about 60% would be wet and dry labs. The balance would generally be sub-divided into office type rooms housing, among other functions, electronics, computer related services, testing, and a machine shop.

                                                                 Exh "B", page 3

2081 Adams Avenue
San Leandro, California 94577

Telephone 510 562 2580

Facsimile 510 569 9333

                                                         /s/ Signature Illegible

                                                         /s/ Signature Illegible

     1. The tenant would install (a) initially, four, self contained fume hood units, and ultimately over time up to eight; (b) dry benches, hanging cabinets, and wet benches with sinks; and (c) all miscellaneous gas supplies. The landlord would be responsible for connecting to rough plumbing and providing electrical outlets. Note approximate location of existing rough plumbing lines. In addition, space planning should take into consideration the fact that ventilation has been pre-installed along portions of the west wall of the building, and that water supply and floor drains also exist in portions of the building.

     2. Probably two to three emergency showers would be required throughout the premises.

     3. The balance of the R & D space would basically be built-out similar to offices, with slightly higher electrical requirements, except that whenever possible the space planning should endeavor to use open ceilings to maximize re-use of existing T.I.'s.

C.   Manufacturing and Warehousing. Initially projected at 15,000 to 16,500
     -----------------------------
square feet, as shown, composed of 3,000 to 4,000 square feet of warehousing space open to the general production area, and approximately 5,625 square feet of cleaner manufacturing and laboratory area separated from the remainder of the production by framed walls and suspended ceilings. The latter area would be composed of open manufacturing area (approximately 75% of the total), a wet lab, and a couple offices. Also required in this cleaner manufacturing area would be floor drains (+- four), epoxy coated floors, and washable walls and ceilings (possibly either epoxy painted or pre-fabricated vinyl wall and ceiling panels).

     1. Assume that the wall separating manufacturing from R & D is full height, floor to roof structure; and that there will be open access between the manufacturing area and the future "Expansion" area.

     2. Assume that the existing light fixtures will be used throughout the production area with the exception of the approximately 5,625 square foot isolated area that will have suspended ceilings and dropped in fluorescent fixtures.

     3. VCT tiles or painted floors would be utilized in all but the 3,000 to 4,000 square feet of the production area devoted to warehousing in order to minimize dust.

     4. HVAC. The entire production area, and warehouse, are to be designed for 72 degrees. The area is to be semi-protected from open truck doors through the use of vestibule walls and plastic flaps or curtains. The existing spiral ducts are to be utilized whenever possible.

     5. Construct a recessed truck well for one truck spot. Therefore, ultimately there would be one dock-high spot and two drive-in doors.

     6. The Expansion area would remain as-is, utilizing the existing HVAC ducting and metal halide lighting.

D.   Plant Restrooms. Assume one restroom located between Mfg/Whse and R&D (in
     ---------------
addition to the two restrooms serving primarily the office and R & D areas.

                                                                 Exh "B", page 4

                                                         /s/ Signature Illegible

                                                         /s/ Signature Illegible

                                  Exhibit "C"

                         MASTER DEVELOPMENT SITE PLAN

                               [EXHIBIT OMITTED]

                                 "Floor Plan"

                                RIDER TO LEASE

RIDER TO THAT CERTAIN LEASE ("THE AGREEMENT") DATED FEBRUARY 26, 1999 BY AND BETWEEN PLYPROPERTIES, A PARTNERSHIP (LESSOR) AND THERASENSE, INC., A CALIFORNIA CORPORATION (LESSEE) FOR THE PREMISES AS 1360-1380 SOUTH LOOP ROAD, ALAMEDA, CALIFORNIA 94502.

The following terms and conditions are incorporated by reference into The Agreement. Reference numbers in the margin refer to paragraph numbers in The Agreement, or represent new paragraph numbers, which are incorporated by reference into The Agreement.

1.3 Subject to a approval of the LC Lender/Bank Term: The term of the Lease is ten (10) years (120 months). Notwithstanding the foregoing, Lessee shall have the right, by providing prior written notice, to terminate the Lease after eighty-four (84) months. To exercise this right, Lessee shall provide written notice to Lessor no sooner that the first day of the seventy-fifth (75th) month and no later than the last day of the seventy-eighth (78th) month of the lease, that it intends to exercise its right to cancel. In consideration for this right, if exercised, Lessee agrees to pay to Lessor, in lawful money of the United States, prior to the last day of the eighty-fourth (84th) month, all unamortized costs of the lease, which shall include but may not be limited to: tenant improvements, brokerage commissions and equipment financing under paragraph 50c. of the lease.

62. In the event that Lessee elects and Lessor consents to Sublease or Assign its Leasehold interest in accordance with the terms of paragraph 12 of the The Agreement, all "profits" resulting from Sublease or Assignment, if any, shall be shared equally (50% / 50%) between Lessor and Lessee. "Profits" for the purpose of this Lease shall be defined as all rent received from Sublessee in excess of the Base Rent defined in paragraphs 1.5 of the Lease, and the excess over any costs due from Lessee under this lease for operating expenses which are not paid by Sublessee or Assignee (and not including any credit for IDB financing), plus any other sums paid to or consideration received by Lessee from Sublessee or Assignee after deducting Lessee's actual out-of-pocket costs resulting from such sublease which may include but shall not be limited to tenant improvements, marketing costs and brokerage commissions, if any.

50AA. In the event the work described in paragraph 49a. exceeds the tenant improvement allowance of $25.00 per square foot set forth in paragraph 50a. then Lessee shall have the right to amortize over the ten(10) year lease term an additional four dollars ($4.00) per square foot ($217,900.00) at ten percent (10%) per annum.

50BB. The rental credit outlined in paragraph 50b. has been offered to Lessee as an inducement to enter into this Lease. Therefore, unless Lessee acts to make itself ineligible or otherwise for any reason becomes ineligible for IDB financing, Lessee shall have the right to a rental credit as outlined in paragraph 50b. for the first thirty-six months of this Lease (until May 1, 2002) regardless of whether Lessor continues to maintain IDB financing for its own benefit. The interest rate for such credit shall be based upon the blended rate of interest Lessor would have paid had Lessor actually chosen to maintain the IDB financing.

56. The "first full year of assessment" shall be understood to be tax year 1999-2000.

AGREED AND ACKNOWLEDGED:

PlyProperties, a partnership       Therasense, Inc., A California Corp.

By: /s/ Signature Illegible        By: /s/ Signature Illegible
    -----------------------           -------------------------

Its: Managing Partner              Its: President & CEO
     ----------------                  ----------------

Date: 3/12/99                      Date: 3/12/99
      -------                            -------

                                   By: /s/ Signature Illegible
                                      ------------------------

                                   Its: Vice President, R & D
                                       ----------------------

                                   Date: 3-12-99
                                        --------

                                  WORK LETTER

     1. Lessor shall construct the tenant improvements (the "Improvements") in accordance with the preliminary plans (the "Preliminary Plans") attached hereto and in accordance with the terms of this work letter.

     2. Lessor shall cause a minimum of two subcontractors to bid for construction of any Improvements over $10,000.00. The General Contractor is the contractor only of Lessor and Lessee shall have no liability to the General Contractor on the construction contract.

     3. Lessor shall cause to be prepared, as quickly as possible, final plans, specifications and work drawings of the Improvements ("Final Plans"), as well as an estimate of the total cost for the Improvements ("Cost Estimate"), all of which conform to or represent logical evolutions of or developments from the Preliminary Plans. As soon as approved by Lessor and Lessee, Lessor shall submit the Final Plans to all appropriate governmental agencies and thereafter the Lessor shall use its best efforts to obtain required governmental approvals as soon as practical.

     4. After the Final Plans have been approved by Lessor and Lessee as provided above, neither party shall have the right to require extra work or change orders with respect to the construction of the Improvements without the prior written consent of the other, which consent shall not be unreasonably withheld or delayed. All change orders shall specify any change in the Cost Estimate as a consequence of the change order.

     5. Lessor shall thereafter commence construction of the Improvements and shall diligently prosecute such construction to completion. The Improvements shall be constructed by Lessor in accordance with all rules, regulations, codes, ordinances, statutes, and laws of any governmental or quasi-governmental authority and in accordance with the Final Plans as amended.

     6. When the Improvements are complete, Lessor shall deliver possession of the Premises to Lessee.

     7. Notwithstanding anything to the contrary in the lease, effective upon delivery of the Premises to Lessee, Lessor does hereby warrant that (a) the construction of the Improvements was performed in accordance with all rules, regulations, codes, statutes, ordinances, and laws of all governmental and quasi-governmental authorities, in accordance with the Final Plans, and in a good and workmanlike manner, (b) all material and equipment installed therein conformed to the Final Plans and was new and otherwise of good quality, (c) the electrical, plumbing, and mechanical systems servicing the Premises are in working order and in good condition, and (d) the roof is in good condition and water tight.

     8. The cost the Initial Improvements to be provided at Lessor's sole expense shall not include (and Lessee shall have no responsibility for the Allowance shall not be used for) the following: (a) costs attributable to improvements installed outside the demising walls of the Premises; (b) costs for improvements which are not shown on or described in the Final Plans unless otherwise approved by Lessee; (c) costs incurred to remove Hazardous Materials from the Premises or the surrounding area; (d) attorneys' fees incurred in connection with negotiation of construction contracts, and attorneys' fees, experts' fees and other costs in connection with disputes with third parties;
(e) interest and other costs of financing construction costs; (f) costs incurred as a consequence of delay (unless the delay is caused by Lessee), construction defects or default by a contractor; (g) costs recoverable by Lessor upon account of warranties and insurance; (h) restoration costs in excess of insurance proceeds as a consequence of casualties; (i) penalties and late charges attributable to Lessor's failure to pay construction costs; (j) costs to bring the Premises into compliance with applicable laws and restrictions, including, without limitation, the Americans with Disabilities Act and environmental laws; (k) wages, labor and overhead for overtime and premium time;
(l) offsite management or other general overhead costs incurred by Lessor; and
(m) construction management, profit and overhead charges in excess of 8% of the total cost of the Improvements.

     9. So long as such occupancy does not interfere with Lessor's construction of the Improvements, Lessee shall have the right to occupy the Premises prior to the completion of the Improvements for the purpose of installing its equipment, data, telecommunications systems and trade fixtures.

Recording requested by:
and when recorded mail to:

Alexis S. M. Chiu, Esq.
HOLLAND & KNIGHT LLP
44 Montgomery Street, Suite 4050
San Francisco, California 94104-4801


________________________________________________________________________________
                                                (Space above for Recorder's use)

            SUBORDINATION, NONDISTURBANCE AND ATTORNMENT AGREEMENT

     THIS SUBORDINATION, NONDISTURBANCE AND ATTORNMENT AGREEMENT (this "Agreement") is made as of August 1, 1999, by and among Therasense, Inc., a California corporation ("Tenant"), PLYPROPERTIES, a California general partnership ("Landlord"), and Wells Fargo Bank, National Association ("Beneficiary").

                                  WITNESSETH:

     WHEREAS, Landlord is the owner and holder of fee simple title in and to certain real property (the "Premises") situated in the County of Alameda, California, and described in Exhibit A attached hereto and by this reference made a part hereof.

     WHEREAS, Landlord and Tenant have entered into that certain Lease, dated February 26, 1999 (the "Lease"), with respect to the Premises.

     WHEREAS, Landlord and Beneficiary have heretofore entered into that certain Reimbursement Agreement dated as of May 1, 1997 (the "Original Reimbursement Agreement").

     WHEREAS, Landlord and Beneficiary have heretofore entered into that certain First Amendment to Reimbursement Agreement dated as of May 22, 1998 (the "First Amendment to Reimbursement Agreement").

     WHEREAS, Landlord and Beneficiary are concurrently herewith entering into that certain Second Amendment to Reimbursement Agreement dated as of August 1, 1999 (the "Second Amendment to Reimbursement Agreement") (the Original Reimbursement Agreement, as amended by the First Amendment to Reimbursement Agreement and the Second Amendment to Reimbursement Agreement, and as it may be further amended from time to time, being the "Reimbursement Agreement").

     WHEREAS, Landlord has heretofore executed and delivered that certain Deed of Trust, Security Agreement, Assignment of Leases and Rents and Fixture Filing (Construction Trust

Deed), dated as of May 1, 1997, for the benefit of Beneficiary, recorded on December 22, 1997, as Instrument No. 97-340090 in the Recorder's Office of Alameda County, California (the "Original Deed of Trust").

     WHEREAS, Landlord is concurrently herewith executing and delivering that certain First Amendment to Deed of Trust, Security Agreement, Assignment of Leases and Rents and Fixture Filing (Construction Trust Deed), dated as of August 1, 1999 (the "First Amendment to Deed of Trust") (the Original Deed of Trust, as amended by the First Amendment to Deed of Trust, and as it may be further amended from time to time, the "Deed of Trust").

     NOW, THEREFORE, in consideration of the mutual promises herein contained and other good and valuable consideration, the receipt and sufficiency whereof are hereby acknowledged, Tenant, Landlord, and Beneficiary, intending to be legally bound hereby, covenant and agree as follows:

     1. The Lease and Tenant's leasehold estate created thereby, shall be and are completely and unconditionally subject and subordinate to the lien of the Deed of Trust and to all of the terms, conditions and provisions thereof, to all advances made or to be made thereunder and under the Reimbursement Agreement, and to any renewals, extensions, modifications or replacements thereof.

     2. In the event Beneficiary obtains title to the Premises through foreclosure, deed in lieu of foreclosure under the Deed of Trust or by any other manner, so long as there shall then exist no breach, default or event of default (after the expiration of any applicable cure periods) on the part of Tenant under the Lease, the leasehold interest of Tenant under the Lease shall not be extinguished or terminated by reason of such foreclosure, but rather the Lease shall continue in full force and effect, and Beneficiary and any successor in interest to Beneficiary shall recognize and accept Tenant as the tenant under the Lease subject to the terms and provisions of the Lease except as modified by this Agreement.

In the above event, and in the event any other transferee obtains title to the Premises from Beneficiary or through foreclosure or in any other manner whereby such other transferee succeeds to the interest of a landlord under the Lease, Tenant agrees, for the benefit of Beneficiary and/or such other transferee, that Tenant shall be bound to Beneficiary or such other transferee in accordance with all of the terms of the Lease for the balance of the term thereof, and Tenant hereby attorns to Beneficiary and/or such other transferee as its landlord, such attornment to be effective and self-operative without the execution of any further instrument immediately upon Beneficiary or such other transferee succeeding to the landlord's interest in the Lease and giving written notice thereof to Tenant. Tenant agrees to provide written confirmation of the foregoing upon request of Beneficiary or such other transferee.

     3. By virtue of the Deed of Trust, Beneficiary shall be entitled, but not obligated, to exercise the claims, rights, powers, privileges, options and remedies of the landlord under the Lease and shall be further entitled to the benefits of, and to receive and enforce performance of, all of the covenants to be performed by Tenant under the Lease as though Beneficiary were named therein as the landlord. Beneficiary shall not, by virtue of the Deed of Trust or this Agreement, be or become subject to any liability or obligation to Tenant under the Lease or otherwise, until Beneficiary shall have obtained title to the Premises, by foreclosure or otherwise, and then only to the extent of liabilities or obligations accruing subsequent to the date that Beneficiary has obtained title to the Premises and prior to the date that Beneficiary has transferred title to the Premises to a subsequent transferee. Beneficiary shall not be liable for or subject to any offsets or defenses that Tenant may have by reason of any act or omission of any prior landlord (including Landlord) except that Tenant shall be entitled to the rights provided to it by the express terms of the Lease with respect to any continuing defaults of a prior landlord (including Landlord) such as a continuing failure to perform maintenance and repair.

     4. Tenant shall not pay an installment of rent or any part thereof more than one month prior to the due date of such installment, and Beneficiary shall be entitled to recover from Tenant, as rent under the Lease, any payment of rent or additional rent made by Tenant to Landlord for more than one month in advance.

     5. Tenant agrees that in the event of Landlord's default with respect to any obligation of Landlord under the Lease, Tenant shall give Beneficiary notice of Landlord's default and allow Beneficiary not less than thirty (30) days following receipt of such notice to cure such default before invoking any remedies Tenant may have by reason thereof; provided, however, that Beneficiary will not be obligated to cure any default.

     6. After notice is given to Tenant by Beneficiary that the rentals under the Lease should be paid to Beneficiary, Tenant shall pay to Beneficiary, or in accordance with the directions of Beneficiary, all rentals and other monies due and to become due to the Landlord under the Lease, and Landlord hereby expressly authorizes Tenant to make such payments to Beneficiary and hereby releases and discharges Tenant of and from any liability to Landlord on account of any such payments.

     7. The term "Beneficiary" or any similar term shall include Beneficiary, the trustee under any deed of trust affecting the Premises, any nominee of Beneficiary, and successors or assigns of the foregoing, including, without limitation, any party that succeeds to Beneficiary's interest by foreclosure of the Deed of Trust, deed in lieu of foreclosure, sale under a private power contained in the Deed of Trust, or in any other proceeding. The term "Deed of Trust" or any similar term shall include the Deed of Trust and any amendments or addenda. The term "Landlord" shall include Landlord and the successors and assigns of Landlord. The term "Tenant" shall include Tenant and the successors, assigns, and sublessees of Tenant. The term "Lease" shall include the Lease and all permitted amendments, addenda, extensions, and renewals.

     8. Landlord and Tenant agree not to change, alter, amend or otherwise modify the Lease in any material respect without the prior written consent of Beneficiary.

     9. Landlord agrees that as between Landlord and Tenant, nothing contained in this Agreement shall impair limit, abrogate, or otherwise modify the obligations of Landlord to Tenant under the Lease and the liability of Landlord under the Lease to Tenant shall survive the any foreclosure of the Deed of Trust or sale of the Premises by deed in lieu of foreclosure.

     10.  Tenant hereby represents and warrants to Beneficiary as follows:

     (a) A true and complete copy of the Lease, together with all amendments, supplements, extensions and other modifications thereto of every nature, has been delivered by Tenant to Beneficiary concurrently with the execution of this Agreement.

     (b) The Lease is in full force and effect, and there has been no amendment, supplement, extension or other modification of any nature to the Lease.

     (c)  Tenant is the only current and intended tenant under the Lease.

     (d)  To date, Tenant has not paid any rent under the Lease more than one
(1) month in advance. The next monthly rent payment is due on September 1, 1999 and the base monthly rent is $62,500.

     (e) To the best of Tenant's knowledge, there is no existing uncured default by Landlord under the Lease, nor has any event occurred which, with the passage of time or the giving of notice or both, would constitute such a default, except as follows (if none, state "None"):

     (f) To the best of Tenant's knowledge, there is no condition or event (except as set forth in the Lease) that would prevent the Lease from becoming effective or would permit a cancellation or termination of the Lease by Tenant or by Landlord.

     (g) Tenant hereby consents to the execution and delivery of the First Amendment to Deed of Trust by Landlord to Beneficiary, and any assignment by Landlord of its interest in the Lease, as security for the performance by Landlord of its obligations under the Reimbursement Agreement.

     (h) To the best of Tenant's knowledge, it presently has no defense to the enforcement of the Lease against it.

     11. This Agreement may not be modified other than by an agreement in writing signed by the parties or by their respective successors in interest.

     12. If any party commences any action against any other party based on this Agreement, the prevailing party shall be entitled to expenses and costs of suit, including reasonable attorneys' fees.

     13. In this Agreement, wherever it is required or permitted that notice and demand be given by any party to another party, that notice or demand shall be given in writing and forwarded by personal delivery, overnight delivery service or certified mail, addressed as follows:

     For Tenant:         Therasense, Inc.
                         1360 South Loop Road
                         --------------------
                         Alameda CA 94502
                         ----------------
                         C. Liamos
                         ---------
                         Attn: C.F.O.
                               ------

     For Landlord:       Plyproperties
                         2081 Adams Avenue
                         San Leandro, California 94577
                         Attn: Donald L. Jones,
                               Managing General Partner

     For Beneficiary:    Wells Fargo Bank, National Association
                         Commercial Banking Office
                         420 Montgomery Street
                         San Francisco, California 94163
                         Attn: Peter D. Gruebele,
                         Vice President

     Any party may change an address given for notice by giving written notice of that change in the manner set forth in this Section 14 to all other parties.

     14. This Agreement shall be binding on and inure to the benefit of the parties and their respective heirs, successors, and assigns.

     15. If any party is a limited liability company, corporation or partnership, such party represents and warrants that all individuals executing this Agreement on behalf of a limited liability company, corporation or partnership represent and warrant that they are authorized to execute and deliver this Agreement on behalf of the limited liability company, corporation or partnership and that this Agreement is binding upon the limited liability company, corporation or partnership.

     16. In the event any one or more of the provisions contained in this Agreement shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Agreement, but this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein. This Agreement shall be governed by and construed according to the laws of the State of California.

     17. This Agreement may be signed in any number of counterparts, each of which shall be an original with the same effect as if the signatures thereto and hereto were upon the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed the day and year first above written.

                                         TENANT:

                                         Therasense, Inc.,
                                         a California corporation

                                         By: /s/ Signature Illegible

                                         Name: Charles T Liamos
                                               ----------------

                                         Title: V.P. Finance & CFO
                                                ------------------


                                         By: /s/ Signature Illegible

                                         Name: W. MARK LORTZ
                                               -------------

                                         Title: PRESIDENT & CEO
                                                ---------------


                                         LANDLORD:


                                         PLYPROPERTIES,
                                         a California general partnership

                                         By: ______________________________
                                               Donald L. Jones,
                                               Its Managing General Partner


                                         BENEFICIARY:


                                         Wells Fargo Bank,
                                         National Association


                                         By: /s/ Signature Illegible
                                               Peter D. Gruebele,
                                               Vice President

                                   EXHIBIT A
                                   ---------

                               LEGAL DESCRIPTION

     The property is situated in the State of California, County of Alameda, and is described as follows:

     CITY OF ALAMEDA

     PARCEL A:

     PARCELS 1, 3 & 4, PARCEL MAP 4890, FILED MARCH 4, 1987, MAP BOOK 168, PAGES 20 AND 21. SERIES NO. 87-062851, ALAMEDA COUNTY RECORDS.

     EXCEPTING AND RESERVING THEREFROM:

     ALL OVERLYING AND OTHER WATER RIGHTS, INCLUDING, WITHOUT LIMITATIONS, THE RIGHT TO APPROPRIATE WATER AND DISTRIBUTE IT TO OTHER PROPERTY, WITHOUT ANY RIGHT TO THE USE OF OR RIGHTS IN OR TO ANY PORTION OF THE SURFACE OF SAID LAND. THE OWNER OF THE RESERVED WATER RIGHTS, HOWEVER, COVENANTS THAT IT WILL NOT EXERCISE THE RIGHTS RESERVED OVER THE SURFACE OF THE PROPERTY DESCRIBED ABOVE, OR WITHIN THE SUBSURFACE OF SUCH PROPERTY ABOVE A DEPTH OF 100 FEET BELOW THE SURFACE OF SAID PROPERTY. BREACH OF THE FOREGOING COVENANT SHALL NOT TERMINATE OR FORFEIT THE RIGHTS SO RESERVED, BUT INJUNCTIVE RELIEF MAY BE SOUGHT AND OBTAINED TO PREVENT OR REMEDY ANY SUCH BREACH;

     ALL OIL, GAS, MINERAL, GEOTHERMAL AND HYDROCARBON SUBSTANCES IN AND UNDER, OR THAT MAY BE REPRODUCED BELOW A DEPTH OF 500 FEET BELOW THE SURFACE OF SAID PROPERTY, WITHOUT ANY RIGHT OF ENTRY UPON THE SURFACE OF SAID LAND FOR THE PURPOSES OF MINING, DRILLING, EXPLORING OR EXTRACTING SUCH OIL, GAS, MINERAL, GEOTHERMAL OR HYDROCARBON SUBSTANCES, AND, EXCEPT AS PROVIDED ABOVE WITH RESPECT TO WATER RIGHTS, WITHOUT ANY RIGHT TO THE USE OF OR RIGHTS IN OR TO ANY PORTION OF THE SURFACE OF SAID LAND TO A DEPTH OF 500 FEET BELOW THE SURFACE THEREOF.

     AS RESERVED IN THE GRANT DEED TO SATELLITE BAY ASSOCIATES, A JOINT VENTURE, RECORDED APRIL 30, 1986, SERIES NO. 86-103018, ALAMEDA COUNTY RECORDS.

     PARCEL B:

     A NON-EXCLUSIVE EASEMENT FOR CONSTRUCTION, RECONSTRUCTION, MAINTENANCE, REPAIR AND USE OF INGRESS AND EGRESS FACILITIES AND PUBLIC AND PRIVATE UTILITIES, SANITARY SEWERS AND STORM DRAINAGE FACILITIES, OVER THAT PORTION OF PARCEL TWO, PARCEL MAP 4728, FILED APRIL 30, 1986, MAP BOOK 159, PAGE 94, ALAMEDA COUNTY RECORDS, DESIGNATED AS EASEMENT "A" ON SAID MAP, AS GRANTED TO SATELLITE BAY ASSOCIATES, A JOINT VENTURE, BY DEED RECORDED MAY 30, 1986, SERIES NO. 86-126239, ALAMEDA COUNTY RECORDS.

     ASSESSOR'S PARCEL NOS.   074-1339-011
                              074-1339-013
                              074-1339-014

STATE OF CALIFORNIA  )
                     ) ss.
COUNTY OF Alameda    )
          --------

     On January 20, 2000, before me Lillian J. Walters, personally appeared W.
                                    ------------------                      --
Mark Lortz, personally known to me (or proved to me on the basis of satisfactory
----------
evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.


                                    Witness my hand and official seal.

                                    [STAMP OMITTED]

                                    Notary Public in and for the County of
                                    Alameda, State of California
                                    -------

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